PROSPECTUS JUNE 16, 2006

JPMORGAN INCOME FUNDS

CLASS A, CLASS B & CLASS C SHARES


JPMORGAN STRATEGIC INCOME FUND (FORMERLY JPMORGAN GLOBAL STRATEGIC INCOME
FUND)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Strategic Income Fund                                                 1
The Fund's Management and Administration                                       7
How to Do Business with the Fund                                               9
     Purchasing Fund Shares                                                    9
     Sales Charges                                                            14
     Rule 12b-1 Fees                                                          19
     Exchanging Fund Shares                                                   19
     Redeeming Fund Shares                                                    20
     Networking and Sub-Transfer Agency Fees                                  22
Shareholder Information                                                       24
     Distributions and Taxes                                                  24
     Shareholder Statements and Reports                                       25
     Availability of Proxy Voting Record                                      25
     Portfolio Holdings Disclosure                                            25
Investments                                                                   26
Risk and Reward Elements                                                      28
Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            35
Financial Highlights                                                          36
How To Reach Us                                                       BACK COVER

JPMORGAN STRATEGIC INCOME FUND
  (formerly JPMorgan Global Strategic Income Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 26-34.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund mainly invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that J.P. Morgan Investment Management Inc. (JPMIM or the adviser) believes will produce income or general return.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Under normal conditions, at least 25% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Services Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality; provided, however, the Fund may invest in securities that are rated below investment grade or the unrated equivalent if such investments are deemed advantageous by the adviser given current market conditions.

The balance of the Fund's assets are not required to meet any minimum quality rating and may be invested without limit in securities that are rated below investment grade (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following six strategies/sectors allocations in managing the Fund.

- RATES/DURATION MANAGEMENT -- includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

- CORPORATE CREDIT SECURITIES -- includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in corporate credit securities.

- RELATIVE VALUE STRATEGIES -- includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

- FOREIGN SECURITIES AND EMERGING MARKET DEBT SECURITIES -- includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign securities and emerging market debt securities.

- NON-TRADITIONAL INCOME -- includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

- CASH/SHORT DURATION -- includes cash, money market instruments, and other short-term securities of high quality.

The Adviser uses both security selection and derivatives to adjust allocations to each of the above strategies/sectors. For each strategy/sector, dedicated teams handle securities selection.

The Fund's investments will not necessarily be allocated among all six strategies/sectors at any given time and may at times be invested opportunistically in one or more strategies/sectors, consistent with the limitations identified above.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

The Fund may invest in high-quality, short-term money market instruments. The Fund may also invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, allocates the Fund's assets among six investment strategies using a value-oriented and opportunistic approach that considers the expected risk/return balance of each of the strategies. The lead portfolio managers will establish and monitor the strategy allocation for the Fund and make day-to-day decisions concerning strategies used by the Fund. Teams of portfolio managers and research analysts handle individual securities selection within each strategy. Taking a long-term approach, such teams look for individual investments that they believe will perform well over market cycles. Individual securities are selected after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

THE FUND'S MAIN INVESTMENT RISKS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest- paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may invest substantially all of its assets in junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs and the possibility of increased capital gains.

The value of the Fund's investments in equity securities will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio. The Fund may also invest in convertible securities. Convertible securities may include any debt securities or preferred stock which generally pay interest or dividends and may be converted into common stock or which carry the right to purchase common stock. The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common stock fluctuates.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. EFFECTIVE JUNE 16, 2006, THE FUND'S INVESTMENT OBJECTIVE AND STRATEGIES CHANGED. THE FUND'S PAST PERFORMANCE WOULD HAVE BEEN DIFFERENT IF THE FUND WAS MANAGED USING THE CURRENT OBJECTIVE AND STRATEGIES.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    2.31%
1999    2.08%
2000    7.55%
2001    2.60%
2002    5.14%
2003    8.40%
2004    6.22%
2005    4.32%

BEST QUARTER 4th quarter, 2002          3.76%

WORST QUARTER 3rd quarter, 2001        -2.01%

The Fund's year-to-date total return through 3/31/06 was 0.74%.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 1/1/98 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)

                                                        PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                           (0.33)          4.35           4.77
Return After Taxes on Distributions                           (1.86)          2.26           2.32
Return After Taxes on Distributions and Sale of Fund
Shares                                                        (0.23)          2.41           2.51

CLASS B SHARES(2)
Return Before Taxes                                           (1.14)          4.90           5.26

CLASS C SHARES(2)
Return Before Taxes                                            2.87           5.23           5.26

LEHMAN BROTHERS AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^           2.43           5.87           6.71

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                             2.64           7.35           5.38

The after-tax returns are shown only for the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    The Fund's fiscal year is 8/31.

(1) Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder. The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.
(2) The performance for the period before Class B and Class C Shares were launched on 2/18/05 is based on the performance of Class A Shares of the Fund. The actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. Class B Shares were previously offered for sale until September 12, 2003, when they were merged with Class A Shares of the Fund. The actual returns for Class B Shares during such period are not shown.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                 CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY                   4.50              NONE              NONE
SHARES, SHOWN AS % OF THE OFFERING PRICE*

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS
 % OF LOWER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                                       NONE**            5.00              1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."
** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                 CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                 --------------    --------------    --------------
MANAGEMENT FEES                                            0.45              0.45              0.45
DISTRIBUTION (RULE 12b-1) FEES                             0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                                   0.25              0.25              0.25
OTHER EXPENSES(1)                                          0.95              0.95              0.95
                                                 --------------    --------------    --------------
TOTAL ANNUAL OPERATING EXPENSES                            1.90              2.40              2.40
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                 (0.75)            (0.75)            (0.75)
                                                 --------------    --------------    --------------
NET EXPENSES(2)                                            1.15              1.65              1.65

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect for the entire most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.15%, 1.65% and 1.65%, respectively, of their average daily net assets from 2/19/05 through 6/15/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                             1 YEAR       3 YEARS        5 YEARS         10 YEARS
---------------------------------------------------------------------------------
CLASS A SHARES*($)             562          951           1,364            2,514
CLASS B SHARES**($)            668          977           1,413            2,555***
CLASS C SHARES**($)            268          677           1,213            2,679

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

                             1 YEAR       3 YEARS        5 YEARS         10 YEARS
---------------------------------------------------------------------------------
CLASS B SHARES ($)             168          677           1,213            2,555***
CLASS C SHARES ($)             168          677           1,213            2,679

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of JP Morgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers), of 0.04 as a percentage of the average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the year ended August 31, 2005.

THE PORTFOLIO MANAGER

The lead portfolio managers primarily responsible for the day-to-day allocation decisions for the Fund are listed below. As part of that responsibility, the lead portfolio managers establish and monitor the strategy allocations for the Fund and make day-to-day decisions concerning strategies used by the Fund. Day-to-day decisions concerning security selection within each sector are made by a dedicated sector and research team who will support the strategies of the Fund within the parameters established by the lead portfolio managers. The lead portfolio manager(s) for the sector teams are also listed below:

JPMORGAN STRATEGIC INCOME FUND. Michael J. Pecoraro, managing director, and Timothy N. Neumann, managing director, serve as the senior portfolio managers of the Strategic Income Fund. As senior portfolio managers, Mr. Pecoraro and Mr. Neumann are responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. Mr. Pecoraro is also a co-lead portfolio manager responsible for the rates/duration management and relative value strategies used by the Fund. An employee of JPMIM since 1992, Mr. Pecoraro is the Chief Investment Officer (CIO) for broad market strategies. As CIO, Mr. Pecoraro is responsible for investment management and performance of broad fixed income portfolios. Mr. Pecoraro supervises all aspects of portfolio construction including duration/yield curve positioning, sector allocation and security selection. Prior to being the CIO, Mr. Pecoraro was the head of all liquid market sectors (treasuries, mortgage-backed securities, agency debt, assets-backed securities, and commercial mortgage-backed securities). An employee of JPMIM since 1997, Mr. Neumann is the head of portfolio management group and lead portfolio manager for core plus strategies, working with the macro team and sector teams to deliver account-specific portfolio strategy. He is also the portfolio manager for Structured Product portfolios in the Fixed Income Group, where he seeks to develop capital market products that rely on JPMIM's core investment competencies.

Assets that have been allocated to a strategy or sector by Mr. Pecoraro and Mr. Neumann are managed by dedicated sector and research teams. The lead portfolio managers who are primarily responsible for the day-to-day management and security selection for the various allocations are as follows:

Robert Cook, CFA, and Thomas Hauser, vice president and CFA, are the portfolio managers responsible for the corporate credit securities investment strategy. Mr. Cook is currently a managing director of JPMIM and leader of one of JPMIM's fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president with 40/86 Advisors beginning in 2001.

Jeff Grills, vice president and CFA, and Gunter Heiland, vice president, are the portfolio managers responsible for the foreign securities and emerging market debt securities strategies. An employee of JPMIM since 1993, Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. Prior to his current role, Mr. Grills spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Mr. Heiland is responsible for setting strategy and portfolio construction across emerging market debt strategies. He is also responsible for the trading of emerging markets and coordinating technology for the desk. Previously, he was senior credit trader in the U.S. Fixed Income Trading Group. Before joining JPMIM in 1997, Mr. Heiland spent seven years at Salomon Brothers.

John Donohue, managing director, and Michael Pecoraro, managing director, are the lead portfolio managers responsible for the rates/duration management and relative value strategies. Mr. Donohue is also the lead portfolio manager responsible for the cash/short duration strategy. Mr. Donohue is the global head of the Short Duration Investment Strategy Team and the Chief Investment Officer of the Global Fixed Income Team. An employee since 1997, his team is responsible for the management of global money market, enhanced cash and select short duration portfolios. Biographical information concerning Mr. Pecoraro is set forth above.

The Fund's Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?

Class A, Class B and Class C shares may be purchased by the general public.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Read the prospectus carefully, and select the share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables in the sections below show the sales charge for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

If you buy Class A Shares of the Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

TOTAL SALES CHARGE FOR FUND

                                                  SALES
                                                 CHARGE       SALES
                                                 AS A %      CHARGE   COMMISSION
                                                 OF THE      AS A %    AS A % OF
AMOUNT OF                                      OFFERING     OF YOUR     OFFERING
PURCHASES                                         PRICE  INVESTMENT        PRICE
--------------------------------------------------------------------------------
LESS
THAN $100,000                                   4.50        4.71         4.05

$100,000-
$249,999                                        3.50        3.63         3.05

$250,000-
$499,999                                        2.50        2.56         2.05

$500,000-
$999,999                                        2.00        2.04         1.60

$1,000,000
OR MORE*                                        NONE        NONE           **

 * There is no front-end sales charge for investments of $1 million or more in the Fund.
** If you purchase $1 million or more of Class A Shares of the JPMorgan Strategic Income Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares of the Fund between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Effective September 15, 2006, such charges apply to exchanges into money market funds. Also effective September 15, 2006, if you exchange your Class A Shares of the Fund for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to the Fund from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGES

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

   - JPMorgan Funds.

   - JPMorgan Chase and its subsidiaries and affiliates.

     Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund's other share classes.

4.   Bought by employees of:

   - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

   - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).

   - Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

   - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

   - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

   - Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.

   - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

   - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

   - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during the JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares of the Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

                    CDSC AS A % OF
YEARS                DOLLAR AMOUNT
SINCE PURCHASE   SUBJECT TO CHARGE
--------------   -----------------
0-1                           5.00
1-2                           4.00
2-3                           3.00
3-4                           3.00
4-5                           2.00
5-6                           1.00
More than 6                   NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of the Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

                           CDSC AS A % OF
YEARS                       DOLLAR AMOUNT
SINCE PURCHASE          SUBJECT TO CHARGE
--------------          -----------------
0-1                                  1.00
After first year                     NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the
Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES

No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of the Fund may be exchanged for Class A Shares of another JPMorgan Fund or for any other class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of the Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange except as specified in "Sales Charges -- Class A Shares" and below.

If you exchange Class B or Class C Shares of the Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class A, Class B or Class C Shares and the Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

   - Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

   - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. share-holder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The Fund's investments in ETFs, affiliated money market funds and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in certain foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INCOME FUNDS

                                 /X/ Permitted
                                / /  Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                                       STRATEGIC
                                                     RELATED TYPES OF RISK                               INCOME
ASSET-BACKED SECURITIES Interests in a stream of     credit, interest rate, market, prepayment           /X/
payments from specific assets, such as auto or
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of          credit, currency, liquidity, political              /X/
deposit, time deposits and bankers' acceptances
of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued    credit, currency, interest rate, liquidity,         /X/
by domestic and foreign banks or corporations.       market, political
These securities are usually discounted and are
rated by S&P, Moody's or other nationally
recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt     credit, currency, interest rate, liquidity,         /X/
securities that can be converted into equity         market, political, valuation
securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and      credit, currency, interest rate, liquidity,         /X/
foreign industrial, utility, banking and other       market, political, valuation
financial institutions.

FOREIGN SECURITIES Securities issued by foreign      foreign investment, liquidity, market,              /X/
companies as well as commercial paper of foreign     political
issuers and obligations of foreign banks, overseas
branches of U.S. banks and supranational entities.
Includes American Depositary Receipts, Global
Depositary Receipts, American Despositary
Securities and European Depositary Receipts.

HIGH YIELD SECURITIES Debt securities rated below    credit, currency, interest rate, liquidity,         /X/
investment grade also known as "junk bonds" and      market, political, portfolio quality, valuation
"non-investment grade bonds." These securities
generally are rated in the fifth or lower rating
categories (for example, BB or lower by Standard &
Poor's Ratings Service and Ba or lower by Moody's
Investors Services, Inc.).

INFLATION-LINKED SECURITIES Fixed and floating       credit, currency, interest rate                     /X/
rate debt securities, the principal or interest of
which is adjusted periodically to a specified rate
of inflation.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument   credit, environmental, extension, interest          /X/
which gives the lender a lien on property as         rate, liquidity, market, natural event,
security for the loan payment.                       political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign      credit, currency, extension, interest rate,         /X/
securities (such as Federal Home Loan Banks,         leverage, market, political, prepayment
Freddie Macs, Fannie Maes) which represent
interests in pools of mortgages, whereby the
principal and interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and       currency, extension, interest rate, leverage,       /X/(1)
foreign mortgage-backed securities with the          liquidity, market, political, prepayment
promise to purchase similar securities at a later
date. Segregated liquid assets are used to offset
leverage risk.

PARTICIPATION INTERESTS Interests that represent a   credit, currency, extension, interest rate,         /X/
share of bank debt or similar securities or          liquidity, political, prepayment
obligations.

PRIVATE PLACEMENTS Bonds or other investments that   credit, interest rate, liquidity, market,           /X/
are sold directly to an institutional investor.      valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS      credit, interest rate, liquidity, market,           /X/
Securities of issuers that invest in real estate     natural event, prepayment, valuation
or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund     credit                                              /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby      credit, leverage                                    /X/(1)
the Fund sells a security and agrees to repurchase
it from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF              credit, currency, interest rate, market,            /X/
SUPRANATIONAL ORGANIZATIONS Dollar- or               political
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees   credit, currency, interest rate, leverage,          /X/
to exchange periodic payments with a counterparty.   market, political, valuation
Segregated liquid assets are used to offset
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,          credit, interest rate, market, natural event,       /X/
generally issued as general obligation and revenue   political
bonds, whose interest is exempt from federal
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments          interest rate                                       /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT        credit, currency, interest rate, liquidity,         /X/
SECURITIES Domestic and foreign securities           market, political, valuation
offering non-cash or delayed-cash payment. Their
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

FOREIGN INVESTMENT RISK The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed
     33 1/3% of the Fund's total assets; however, that the Fund will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 100% of the value of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield and   - Bonds have generally outperformed       - Under normal circumstances the Fund
  total return will fluctuate in        money market investments over the         plans to remain fully invested in
  response to bond market movements     long term, with less risk than stocks     bonds and other fixed-income
                                                                                  securities and may invest uninvested
- The value of most bonds will fall   - Most bonds will rise in value when        cash in affiliated money market funds
  when interest rates rise; the         interest rates fall
  longer a bond's maturity and                                                  - Bond investments may include U.S. and
  the lower its credit quality,       - Mortgage-backed and asset-backed          foreign corporate and government
  the more its value typically          securities and direct mortgages can       bonds, mortgage-backed and
  falls                                 offer attractive returns                  asset-backed securities, convertible
                                                                                  securities, participation interests
- Adverse market, economic,                                                       and private placements
  political or other conditions may
  from time to time cause the Fund                                              - The Fund seeks to limit risk and
  to take temporary defensive                                                     enhance total return or yields through
  positions that are inconsistent                                                 careful management, sector allocation,
  with its principal investment                                                   individual securities selection and
  strategies and may hinder a Fund                                                duration management
  from achieving its investment
  objective                                                                     - During severe market down-turns, the
                                                                                  Fund has the option of investing up to
- Mortgage-backed and asset-backed                                                100% of assets in high quality
  securities (securities                                                          short-term instruments
  representing an interest in, or
  secured by, a pool of mortgages                                               - The adviser monitors interest rate
  or other assets such as                                                         trends, as well as geographic and
  receivables) and direct mortgages                                               demographic information related to
  could generate capital losses or                                                mortgage-backed securities and
  periods of low yields if they are                                               mortgage prepayments
  paid off substantially earlier or
  later than anticipated


                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
CREDIT QUALITY

- The default of an issuer would      - Investment-grade bonds have a lower     - The Fund maintains its own policies
  leave the Fund with unpaid            risk of default                           for balancing credit quality against
  interest or principal                                                           potential yields and gains in light of
                                      - Junk bonds offer higher yields and        its investment goals
- Junk bonds (those rated BB, Ba or     higher potential gains
  lower) have a higher risk of                                                  - The adviser develops its own ratings
  default, tend to be less liquid                                                 of unrated securities and makes a
  and may be more difficult to                                                    credit quality determination for
  value                                                                           unrated securities

FOREIGN INVESTMENTS

- The Fund could lose money because   - Foreign bonds, which represent a        - Foreign bonds may be a primary investment
  of foreign government actions,        major portion of the world's fixed        for the Fund
  political instability or lack of      income securities, offer attractive
  adequate and accurate information     potential performance and               - To the extent that the Fund invests in
                                        opportunities for diversification         foreign bonds, it may manage the
- Currency exchange rate movements                                                currency exposure of its foreign
  could reduce gains or create        - Favorable exchange rate movements         investments relative to its benchmark,
  losses                                could generate gains or reduce losses     and may hedge a portion of its foreign
                                                                                  currency exposure into the U.S. dollar
- Currency and investment risks       - Emerging markets can offer higher         from time to time; these currency
  tend to be higher in emerging         returns                                   management techniques may not be
  markets; these markets also                                                     available for certain emerging markets
  present higher liquidity and                                                    investments; the Fund may also use
  valuation risks                                                                 forward foreign currency contracts for
                                                                                  risk management purposes and/or to
                                                                                  increase gain by establishing or
                                                                                  adjusting exposure to particular
                                                                                  foreign securities, markets or
                                                                                  currencies (see also "Derivatives")

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities       - The Fund can take advantage of          - The Fund segregates liquid assets to
  before issue or for delayed           attractive transaction opportunities      offset leverage risks
  delivery, it could be exposed
  to leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its     - The Fund could outperform its           - The adviser focuses its active
  benchmark due to its sector,          benchmark due to these same choices       management on those areas where it
  securities or duration choices                                                  believes its commitment to research
                                                                                  can most enhance returns and manage
                                                                                  risks in a consistent way

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
DERIVATIVES*

- Derivatives such as futures,        - Hedges that correlate well with         - The Fund uses derivatives, such as
  options, swaps and forward            underlying positions can reduce or        futures, options, swaps and forward
  foreign currency contracts(1)         eliminate losses at low cost              foreign currency contracts for hedging
  that are used for hedging the                                                   and for risk management and to
  portfolio or specific securities    - The Fund could make money and protect     increase income or gain (i.e., to
  may not fully offset the under-       against losses if management's            adjust duration or yield curve
  lying positions and this could        analysis proves correct                   exposure or to establish or adjust
  result in losses to the Fund that                                               exposure to particular securities,
  would not have otherwise occurred   - Derivatives that involve leverage         markets or currencies); risk
                                        could generate substantial gains at       management may include management of
- The Fund may have difficulty          low cost                                  the Fund's exposure relative to its
  exiting a derivatives position.                                                 benchmark

- Derivatives used for risk                                                     - The Fund only establishes hedges that
  management may not have the                                                     it expects will be highly correlated
  intended effects and may result                                                 with underlying positions
  in losses or missed opportunities
                                                                                - While the Fund may use derivatives
- The counterparty to a derivatives                                               that incidentally involve leverage, it
  contract could default                                                          does not use them for the specific
                                                                                  purpose of leveraging its portfolio
- Certain types of derivatives
  involve costs to the Fund which
  can reduce returns

- Derivatives that involve leverage
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the Fund's
  assets and defer recognition of
  certain of the Fund's losses


* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

- When the Fund lends a security,     - The Fund may enhance income through     - The adviser maintains a list of
  there is a risk that the loaned       the investment of the collateral          approved borrowers
  securities may not be returned if     received from the borrower
  the borrower or the lending agent                                             - The Fund receives collateral equal to
  defaults                                                                        at least 100% of the current value of
                                                                                  securities loaned plus accrued
- The collateral will be subject to                                               interest
  the risks of the securities in
  which it is invested                                                          - The lending agents indemnify the Fund
                                                                                  against borrower default

                                                                                - The adviser's collateral investment
                                                                                  guidelines limit the quality and
                                                                                  duration of collateral investment to
                                                                                  minimize losses

                                                                                - Upon recall, the borrower must return
                                                                                  the securities loaned within the
                                                                                  normal settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty      - These holdings may offer more           - The Fund may not invest more than 15%
  valuing these holdings precisely      attractive yields or potential growth     of net assets in illiquid holdings
                                        than comparable widely traded
- The Fund could be unable to sell      securities                              - To maintain adequate liquidity to meet
  these holdings at the time or                                                   redemptions, the Fund may hold high
  price desired                                                                   quality short-term instruments
                                                                                  (including repurchase agreements)
                                                                                  and, for temporary or extraordinary
                                                                                  purposes, may borrow from banks up to
                                                                                  33 1/3% of the value of its total
                                                                                  assets or draw on a line of credit(1)

SHORT-TERM TRADING

- Increased trading would raise the   - The Fund could realize gains in a       - The Fund may use short-term trading
  Fund's transaction costs              short period of time                      to take advantage of attractive or
                                                                                  unexpected opportunities or to meet
- Increased short-term capital        - The Fund could protect against losses     demands generated by shareholder
  gains distributions would raise       if a bond is overvalued and its value     activity
  shareholders' income tax              later falls
  liability


(1) The Fund will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by the Fund to exceed 10% of the Fund's total assets.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
SHORT SELLING

- Short sales may not have the        - The Fund could make money and protect   - The Fund sets aside liquid assets in
  intended effects and may result       against losses if management's            segregated or broker accounts to cover
  in losses                             analysis proves correct                   short positions and offset a portion
                                                                                  of the leverage risk
- The Fund may not be able to close   - Short selling may allow the Fund to
  out a short position at a             generate positve returns in declining   - The Fund makes short sales through
  particular time or at an              markets                                   brokers that the adviser has
  acceptable price                                                                determined to be highly creditworthy

- The Fund may not be able to
  borrow certain securities to sell
  short, resulting in missed
  opportunities

- Segregated accounts with respect
  to short sales may limit a Fund's
  investment flexibility

- Short sales involve leverage
  risk, credit exposure to the
  brokers that execute the short
  sale and retain the proceeds,
  have no cap on maximum losses and
  gains are limited to the price of
  the stock at the time of the
  short sale

- If the SEC staff changes its
  current policy of permitting
  brokers executing the Fund's
  short sales to hold proceeds of
  such short sales, the cost of
  such transactions would increase
  significantly

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
ETFs AND OTHER
INVESTMENT COMPANIES

- If the Fund invests in shares of    - Investing in ETFs helps to manage       - Absent an exemptive order of the
  another investment company,           smaller cash flows                        Securities and Exchange Commission
  shareholders would bear not only                                                (the "SEC"), the Fund's investments in
  their proportionate share of the    - Investing in ETFs offers instant          other investment companies, including
  Fund's expenses, but also similar     exposure to an index or a broad range     ETFs, are subject to the percentage
  expenses of the investment company    of markets, sectors, geographic           limitations of the Investment Company
                                        regions and industries                    Act of 1940 ("1940 Act")(1)

- The price movement of an ETF may                                              - A SEC exemptive order granted to
  not track the underlying index,                                                 various iShares funds (which are ETFs)
  market, sector, regions or                                                      and their investment adviser permits
  industries and may result in a                                                  the Fund to invest beyond the 1940 Act
  loss                                                                            limits, subject to certain terms and
                                                                                  conditions, including a finding of the
                                                                                  Board of Trustees that the advisory
                                                                                  fees charged by the adviser are for
                                                                                  services that are in addition to, and
                                                                                  not duplicative of, the advisory
                                                                                  services provided to those ETFs

                                                                                - A SEC exemptive order permits the Fund
                                                                                  to invest its univested cash, up to
                                                                                  25% of its assets, in one or more
                                                                                  affiliated money market funds if the
                                                                                  adviser waives and/or reimburses its
                                                                                  advisory fee from the Fund in an
                                                                                  amount sufficient to offset any
                                                                                  doubling up of investment advisory,
                                                                                  shareholder servicing and
                                                                                  administrative fees



(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.). became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the district court entered a final order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the certain current trustees and former trustees. On May 30, 2006, the district court entered an additional order ruling that the remaining claim against the certain current trustees and former trustees will be dismissed as well.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for information for the six months ended February 28, 2006) has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report along with the Fund's financial statements are included in the Fund's annual report for the fiscal year ended August 31, 2005. The Fund's financial statements for the semi-annual period (unaudited) ended February 28, 2006 are included in the Fund's semi-annual report. The annual report and semi-annual report are available upon request.

CLASS A


                                                                 PER SHARE OPERATING PERFORMANCE:
                                    -------------------------------------------------------------------------------------
                                                          INVESTMENT OPERATIONS:                 DISTRIBUTIONS:
                                               ----------------------------------------  --------------------------------
                                                               NET REALIZED
                                    NET ASSET         NET    AND UNREALIZED
                                       VALUE,  INVESTMENT             GAINS  TOTAL FROM         NET       NET
                                    BEGINNING      INCOME       (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED  TAX RETURN
                                    OF PERIOD      (LOSS)       INVESTMENTS  OPERATIONS      INCOME     GAINS  OF CAPITAL
STRATEGIC INCOME FUND
Six months ended February 28, 2006
(Unaudited)                         $    9.33        0.22(f)          (0.06)       0.16       (0.25)       --          --
Year Ended August 31, 2005          $    9.08        0.30              0.33        0.63       (0.38)       --          --
Year Ended August 31, 2004          $    8.92        0.48(f)           0.15        0.63       (0.47)       --          --
Year Ended August 31, 2003          $    8.64        0.40(f)           0.31        0.71       (0.43)       --          --
November 1, 2001 to
August 31, 2002(d)                  $    8.91        0.55             (0.33)       0.22       (0.47)    (0.02)         --
September 10, 2001(e) to
October 31, 2001                    $    9.13        0.09(f)          (0.22)      (0.13)      (0.09)       --          --


(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  The Fund changed its fiscal year end from October 31 to August 31.
(e)  Commencement of offering of class of shares.
(f)  Calculated based on average shares outstanding.
(g)  Includes interest expense for custody overdraft of 1 basis point.
(h) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                        PER SHARE OPERATING PERFORMANCE:
                                    ----------------------------------------
                                    DISTRIBUTIONS:
                                    --------------
                                                                       TOTAL
                                                    NET ASSET         RETURN
                                            TOTAL  VALUE, END      (EXCLUDES
                                    DISTRIBUTIONS   OF PERIOD  SALES CHARGE)(b)(c)
STRATEGIC INCOME FUND
Six months ended February 28, 2006
(Unaudited)                                 (0.25)     $ 9.24           1.78%
Year Ended August 31, 2005                  (0.38)     $ 9.33           7.04%
Year Ended August 31, 2004                  (0.47)     $ 9.08           7.20%
Year Ended August 31, 2003                  (0.43)     $ 8.92           8.33%
November 1, 2001 to
August 31, 2002(d)                          (0.49)     $ 8.64           2.54%
September 10, 2001(e) to
October 31, 2001                            (0.09)     $ 8.91          (2.30)%

                                                           RATIOS/SUPPLEMENTAL DATA:
                                    -----------------------------------------------------------------------
                                                        RATIOS TO AVERAGE NET ASSETS: (a)
                                                ---------------------------------------------
                                    NET ASSETS                      NET              EXPENSES
                                        END OF               INVESTMENT      WITHOUT WAIVERS,     PORTFOLIO
                                        PERIOD       NET         INCOME        REIMBURSEMENTS      TURNOVER
                                       (000'S)  EXPENSES         (LOSS)  AND EARNINGS CREDITS          RATE(b)
STRATEGIC INCOME FUND
Six months ended February 28, 2006
(Unaudited)                          $  4,708       1.15%          4.75%                 2.95%          107%
Year Ended August 31, 2005           $  3,965       1.17%          4.29%                 2.11%          461%
Year Ended August 31, 2004           $    802       1.27%(g)       5.31%                 4.23%          152%
Year Ended August 31, 2003           $    300       1.25%          4.45%                 7.26%          248%
November 1, 2001 to
August 31, 2002(d)                   $     70       1.25%          6.20%                35.90%(h)       178%
September 10, 2001(e) to
October 31, 2001                     $     70       1.25%          6.99%                11.01%          107%

CLASS B


                                                                      PER SHARE OPERATING PERFORMANCE:
                                         -------------------------------------------------------------------------------------
                                                            INVESTMENT OPERATIONS:                      DISTRIBUTIONS:
                                                    ----------------------------------------  --------------------------------
                                                                    NET REALIZED
                                         NET ASSET         NET    AND UNREALIZED
                                            VALUE,  INVESTMENT             GAINS  TOTAL FROM         NET       NET
                                         BEGINNING      INCOME       (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED  TAX RETURN
                                         OF PERIOD      (LOSS)       INVESTMENTS  OPERATIONS      INCOME     GAINS  OF CAPITAL
STRATEGIC INCOME FUND
Six months ended February 28, 2006
(Unaudited)                              $    9.32        0.20(e)          (0.05)       0.15       (0.23)       --          --
February 18, 2005(d) to August 31, 2005  $    9.26        0.19              0.06        0.25       (0.19)       --          --


(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Commencement of offering of class of shares.
(e)  Calculated based upon average shares outstanding.

                                              PER SHARE OPERATING PERFORMANCE:
                                         ----------------------------------------
                                         DISTRIBUTIONS:
                                         --------------
                                                                            TOTAL
                                                         NET ASSET         RETURN
                                                 TOTAL  VALUE, END      (EXCLUDES
                                         DISTRIBUTIONS   OF PERIOD  SALES CHARGE)(b)(c)
STRATEGIC INCOME FUND
Six months ended February 28, 2006
(Unaudited)                              $       (0.23) $     9.24           1.62%
February 18, 2005(d) to August 31, 2005  $       (0.19) $     9.32           2.77%

                                                               RATIOS/SUPPLEMENTAL DATA:
                                         -----------------------------------------------------------------
                                                          RATIOS TO AVERAGE NET ASSETS: (a)
                                                     ------------------------------------------
                                         NET ASSETS                   NET              EXPENSES
                                             END OF            INVESTMENT      WITHOUT WAIVERS,  PORTFOLIO
                                             PERIOD       NET      INCOME        REIMBURSEMENTS   TURNOVER
                                            (000'S)  EXPENSES      (LOSS)  AND EARNINGS CREDITS       RATE(b)
STRATEGIC INCOME FUND
Six months ended February 28, 2006
(Unaudited)                              $    6,236      1.65%       4.28%                 3.45%       107%
February 18, 2005(d) to August 31, 2005  $    6,715      1.65%       3.91%                 2.43%       461%

CLASS C


                                                                      PER SHARE OPERATING PERFORMANCE:
                                         ----------------------------------------------------------------------------------------
                                                            INVESTMENT OPERATIONS:                       DISTRIBUTIONS:
                                                    ----------------------------------------  -----------------------------------
                                                                    NET REALIZED
                                         NET ASSET         NET    AND UNREALIZED
                                            VALUE,  INVESTMENT             GAINS  TOTAL FROM         NET       NET
                                         BEGINNING      INCOME       (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                                         OF PERIOD      (LOSS)       INVESTMENTS  OPERATIONS      INCOME     GAINS  DISTRIBUTIONS
STRATEGIC INCOME FUND
Six months ended February 28, 2006
(Unaudited)                              $    9.33        0.20(e)           (0.06)      0.14       (0.23)       --          (0.23)
February 18, 2005(d) to August 31, 2005  $    9.26        0.19               0.07       0.26       (0.19)       --          (0.19)


(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Commencement of offering of class of shares.
(e)  Calculated based on average shares outstanding.

                                         PER SHARE OPERATING PERFORMANCE:
                                         --------------------------------
                                                                    TOTAL
                                          NET ASSET                RETURN
                                         VALUE, END             (EXCLUDES
                                          OF PERIOD         SALES CHARGE)(b)(c)
STRATEGIC INCOME FUND
Six months ended February 28, 2006
(Unaudited)                              $     9.24                  1.52%
February 18, 2005(d) to August 31, 2005  $     9.33                  2.88%

                                                               RATIOS/SUPPLEMENTAL DATA:
                                         -----------------------------------------------------------------
                                                          RATIOS TO AVERAGE NET ASSETS:(a)
                                                     ------------------------------------------
                                         NET ASSETS                   NET              EXPENSES
                                             END OF            INVESTMENT      WITHOUT WAIVERS,  PORTFOLIO
                                             PERIOD       NET      INCOME        REIMBURSEMENTS   TURNOVER
                                            (000'S)  EXPENSES      (LOSS)  AND EARNINGS CREDITS       RATE(b)
STRATEGIC INCOME FUND
Six months ended February 28, 2006
(Unaudited)                              $    2,531      1.65%       4.28%                 3.46%       107%
February 18, 2005(d) to August 31, 2005  $    2,631      1.65%       3.91%                 2.42%       461%

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary Please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.

1-202-551-8090

E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. June 2006

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-SIABC-606

PROSPECTUS JUNE 16, 2006

JPMORGAN INCOME FUNDS

SELECT CLASS SHARES
JPMORGAN STRATEGIC INCOME FUND (FORMERLY JPMORGAN GLOBAL STRATEGIC INCOME
FUND)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Strategic Income Fund                                                 1

The Fund's Management and Administration                                       8

How to Do Business with the Fund                                              10

   Purchasing Fund Shares                                                     10

   Networking and Sub-Transfer Agency Fees                                    14

   Exchanging Fund Shares                                                     14

   Redeeming Fund Shares                                                      15

Shareholder Information                                                       17

   Distributions and Taxes                                                    17

   Shareholder Statements and Reports                                         18

   Availability of Proxy Voting Record                                        18

   Portfolio Holdings Disclosure                                              18

Investments                                                                   20

Risk and Reward Elements                                                      22

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates                                     28

Financial Highlights                                                          30

How To Reach Us                                                       BACK COVER

JPMORGAN STRATEGIC INCOME FUND
  (formerly JPMorgan Global Strategic Income Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 20-27.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund mainly invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that J.P. Morgan Investment Management Inc. (JPMIM or the adviser) believes will produce income or general return.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Under normal circumstances, at least 25% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Services Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, provided, however, the Fund may invest in securities that are rated below investment grade or the unrated equivalent if such investments are deemed advantageous by the adviser given current market conditions.

The balance of the Fund's assets are not required to meet any minimum quality rating and may be invested without limit in securities that are rated below investment grade (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following six strategies/sectors allocations in managing the Fund.

- RATES/DURATION MANAGEMENT - includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

- CORPORATE CREDIT SECURITIES - includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in corporate credit securities.

- RELATIVE VALUE STRATEGIES - includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies and other combinations of fixed income securities and derivatives.

- FOREIGN SECURITIES AND EMERGING MARKET DEBT SECURITIES - includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign securities and emerging market debt securities.

- NON-TRADITIONAL INCOME - includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

- CASH/SHORT DURATION - includes cash, money market instruments, and other short-term securities of high quality.

The Adviser uses both security selection and derivatives to adjust allocations to each of the above strategies/sectors. For each strategy/sector, dedicated teams handle securities selection.

The Fund's investments will not necessarily be allocated among all six strategies/sectors at any given time and may at times be invested opportunistically in one or more strategies/sectors, consistent with the limitations identified above.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

The Fund may invest in high-quality, short-term money market instruments. The Fund may also invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, allocates the Fund's assets among six investment strategies using a value-oriented and opportunistic approach that considers the expected risk/return balance of each of the strategies. The lead portfolio managers will establish and monitor the strategy allocation for the Fund and make day-to-day decisions concerning strategies used by the Fund. Teams of portfolio managers and research analysts handle individual securities selection within each strategy. Taking a long-term approach, such teams look for individual investments that they believe will perform well over market cycles. Individual securities are selected after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

THE FUND'S MAIN INVESTMENT RISKS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may invest substantially all of its assets in junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs and the possibility of increased capital gains.

The value of the Fund's investments in equity securities will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio. The Fund may also invest in convertible securities. Convertible securities may include any debt securities or preferred stock which generally pay interest or dividends and may be converted into common stock or which carry the right to purchase common stock. The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common stock fluctuates.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. EFFECTIVE JUNE 16, 2006, THE FUND'S INVESTMENT OBJECTIVE AND STRATEGIES CHANGED. THE FUND'S PAST PERFORMANCE WOULD HAVE BEEN DIFFERENT IF THE FUND WAS MANAGED USING THE CURRENT OBJECTIVE AND STRATEGIES.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998        2.31%
1999        2.08%
2000        7.55%
2001        3.77%
2002        4.47%
2003        8.68%
2004        6.48%
2005        4.56%

BEST QUARTER   4th quarter, 2002     3.82%
               3rd quarter, 2004

WORST QUARTER  2nd quarter, 2004    -1.72%

The Fund's year-to-date total return through 3/31/06 was 0.79%.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance before the Select Class Shares were introduced on 9/10/01 is based on the performance of a retail feeder of the Global Strategic Income Portfolio (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of Select Class Shares) from 1/1/98 to 9/10/01.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)

                                                                 PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                     4.56           5.58           5.46
Return After Taxes on Distributions                                     2.87           3.37           2.95
Return After Taxes on Distributions and Sale of Fund Shares             2.95           3.40           3.07

LEHMAN BROTHERS AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                    2.43           5.87           6.71

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                      2.64           7.35           5.38

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   The Fund's fiscal year is 8/31.

(1) The Fund's performance before the Select Class Shares were introduced on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of Select Class Shares) from 1/1/98 to 9/10/01.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                                 0.45
DISTRIBUTION (RULE 12b-1) FEES                                                  NONE
SHAREHOLDER SERVICE FEES                                                        0.25
OTHER EXPENSES(1)                                                               0.89
------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                 1.59
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                      (0.69)
------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                 0.90

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of their average daily net assets from 2/19/05 through 6/15/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                    92       434       800      1,831

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers) of 0.04% as a percentage of the average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended August 31.

THE PORTFOLIO MANAGERS

The lead portfolio managers primarily responsible for the day-to-day allocation decisions for the Fund are listed below. As part of that responsibility, the lead portfolio managers establish and monitor the strategy allocations for the Fund and make day-to-day decisions concerning strategies used by the Fund. Day-to-day decisions concerning security selection within each sector are made by a dedicated sector and research team who will support the strategies of the Fund within the parameters established by the lead portfolio managers. The lead portfolio manager(s) for the sector teams are also listed below:

JPMORGAN STRATEGIC INCOME FUND. Michael J. Pecoraro, managing director, and Timothy N. Neumann, managing director, serve as the senior portfolio managers of the Strategic Income Fund. As senior portfolio managers, Mr. Pecoraro and Mr. Neumann are responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. Mr. Pecoraro is also a co-lead portfolio manager responsible for the rates/duration management and relative value strategies used by the Fund. An employee of JPMIM since 1992, Mr. Pecoraro is the Chief Investment Officer (CIO) for broad market strategies. As CIO, Mr. Pecoraro is responsible for investment management and performance of broad fixed income portfolios. Mr. Pecoraro supervises all aspects of portfolio construction including duration/yield curve positioning, sector allocation and security selection. Prior to being the CIO, Mr. Pecoraro was the head of all liquid market sectors (treasuries, mortgage-backed securities, agency debt, assets-backed securities, and commercial mortgage-backed securities). An employee of JPMIM since 1997, Mr. Neumann is the head of portfolio management group and lead portfolio manager for core plus strategies, working with the macro team and sector teams to deliver account-specific portfolio strategy. He is also the portfolio manager for Structured Product portfolios in the Fixed Income Group, where he seeks to develop capital market products that rely on JPMIM's core investment competencies.

Assets that have been allocated to a strategy or sector by Mr. Pecoraro and Mr. Neumann are managed by dedicated sector and research teams. The lead portfolio managers who are primarily responsible for the day-to-day management and security selection for the various allocations are as follows:

Robert Cook, CFA, and Thomas Hauser, vice president and CFA, are the portfolio managers responsible for the corporate credit securities investment strategy. Mr. Cook is currently a managing director of JPMIM and leader of one of JPMIM's fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president with 40/86 Advisors beginning in 2001.

Jeff Grills, vice president and CFA, and Gunter Heiland, vice president, are the portfolio managers responsible for the foreign securities and emerging market debt securities strategies. An employee of JPMIM since 1993, Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. Prior to his current role, Mr. Grills spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Mr. Heiland is responsible for setting strategy and portfolio construction across emerging market debt strategies. He is also responsible for the trading of emerging markets and coordinating technology for the desk. Previously, he was senior credit trader in the U.S. Fixed Income Trading Group. Before joining JPMIM in 1997, Mr. Heiland spent seven years at Salomon Brothers.

John Donohue, managing director, and Michael Pecoraro, managing director, are the lead portfolio managers responsible for the rates/duration management and relative value strategies. Mr. Donohue is also the lead portfolio manager responsible for the cash/short duration strategy. Mr. Donohue is the global head of the Short Duration Investment Strategy Team and the Chief Investment Officer of the Global Fixed Income Team. An employee since 1997, his team is responsible for the management of global money market, enhanced cash and select short duration portfolios. Biographical information concerning Mr. Pecoraro is set forth above.

The Fund's Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares--See "How do I open an account?"

- Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- Effective January 13, 2006, Select Class Shares may also be purchased directly from the Fund by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

-  JPMorgan Funds.

-  JPMorgan Chase and its subsidiaries and affiliates.

See "How do I open an account?"

- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of the Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

2. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and they can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund's shares.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity. The Fund's investments in certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy their distribution requirements and to eliminate tax at the Fund level.

The Fund's investments in ETFs, affiliated money market funds and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in certain foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN INCOME FUNDS

                                                             /X/ Permitted
                                                             / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                                                            STRATEGI
                                                              RELATED TYPES OF RISK                                          INCOME
                                                              ----------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments     credit, interest rate, market, prepayment                       /X/
from specific assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time     credit, currency, liquidity, political                          /X/
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by          credit, currency, interest rate, liquidity,                     /X/
domestic and foreign banks or corporations. These securities  market, political are usually discounted and are rated by S&P, Moody's or
other nationally recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities   credit, currency, interest rate, liquidity, market,             /X/
that can be converted into equity securities at a future      political, valuation
time and price.

CORPORATE BONDS Debt securities of domestic and foreign       credit, currency, interest rate, liquidity, market,             /X/
industrial, utility, banking and other financial              political, valuation
institutions.

FOREIGN SECURITIES Securities issued by foreign companies as  foreign investment, liquidity, market, political                /X/
well as commercial paper of foreign issuers and obligations
of foreign banks, overseas branches of U.S. banks and
supranational entities. Includes American Depositary
Receipts, Global Depositary Receipts, American Despositary
Securities and European Depositary Receipts.

HIGH YIELD SECURITIES Debt securities rated below investment  credit, currency, interest rate, liquidity, market,             /X/
grade also known as "junk bonds" and "non-investment grade    political, portfolio quality, valuation
bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by
Standard & Poor's Ratings Service and Ba or lower by Moody's
Investors Services, Inc.).

INFLATION-LINKED SECURITIES Fixed and floating rate debt      credit, currency, interest rate                                 /X/
securities, the principal or interest of which is adjusted
periodically to a specified rate of inflation.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which      credit, environmental, extension, interest rate, liquidity,     /X/
gives the lender a lien on property as security for the loan  market, natural event, political, prepayment, valuation payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities    credit, currency, extension, interest rate, leverage,           /X/
(such as Federal Home Loan Banks, Freddie Macs, Fannie Maes)  market, political, prepayment which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign        currency, extension, interest rate, leverage, liquidity,        /X/(1)
mortgage-backed securities with the promise to purchase       market, political, prepayment
similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of   credit, currency, extension, interest rate, liquidity,          /X/
bank debt or similar securities or obligations.               political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold   credit, interest rate, liquidity, market, valuation             /X/
directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities    credit, interest rate, liquidity, market, natural event,        /X/
of issuers that invest in real estate or are secured by real  prepayment, valuation estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to    credit                                                          /X/
purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund      credit, leverage                                                /X/(1)
sells a security and agrees to repurchase it from the
buyer on a particular date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL         credit, currency, foreign investment, interest rate, market,    /X/
ORGANIZATIONS Dollar- or non-dollar-denominated securities    political
issued by foreign governments or supranational
organizations. Brady bonds are issued in connection with
debt restructurings.

SWAPS Contractual agreement whereby a party agrees to         credit, currency, interest rate, leverage, market,              /X/
exchange periodic payments with a counterparty. Segregated    political, valuation
liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued  credit, interest rate, market, natural event, political         /X/
as general obligation and revenue bonds, whose interest is
exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,  interest rate                                                   /X/
notes and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES      credit, currency, interest rate, liquidity, market,             /X/
Domestic and foreign securities offering non-cash or          political, valuation
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and
involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

FOREIGN INVESTMENT RISK The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed
     33 1/3% of the Fund's total assets; provided, however, that the Fund will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield, and       - Bonds have generally outperformed        - Under normal circumstances, the Fund
  total return will fluctuate in             money market investments over the long     plans to remain fully invested in
  response to bond market movements          term, with less risk than stocks           bonds and other fixed income
                                                                                        securities and may invest uninvested
- The value of most bonds will fall when   - Most bonds will rise in value when         cash in affiliated money market funds
  interest rates rise; the longer a          interest rates fall
  bond's maturity and the lower its                                                   - The Fund seeks to limit risk and
  credit quality, the more its value       - Mortgage-backed and asset-backed           enhance total return or yields through
  typically falls                            securities and direct mortgages can        careful management, sector allocation,
                                             offer attractive returns                   individual securities selection and
- Adverse market, economic, political or                                                duration management
  other conditions may from time to time
  cause the Fund to take temporary                                                    - During severe market downturns, the
  defensive positions that are                                                          Fund has the option of investing up to
  inconsistent with its principal                                                       100% of assets in high quality
  investment strategies and may hinder a                                                short-term instruments
  Fund from achieving its investment
  objective                                                                           - The adviser monitors interest rate
                                                                                        trends, as well as geographic and
- Mortgage-backed and assetbacked                                                       demographic information related to
  securities (securities representing an                                                mortgage-backed securities and
  interest in, or secured by, a pool of                                                 mortgage prepayments
  mortgages or other assets such as
  receivables) and direct mortgages
  could generate capital losses or
  periods of low yields if they are paid
  off substantially earlier or later
  than anticipated

CREDIT QUALITY

- The default of an issuer would leave     - Investment-grade bonds have a lower      - The Fund maintains its own policies
  the Fund with unpaid interest or           risk of default                            for balancing credit quality against
  principal                                                                             potential yields and gains in light of
                                           - Junk bonds offer higher yields and         its investment goals
- Junk bonds (those rated BB, Ba or          higher potential gains
  lower) have a higher risk of default,                                               - The adviser develops its own ratings
  tend to be less liquid, and may be                                                    of unrated securities and makes a
  more difficult to value                                                               credit quality determination for
                                                                                        unrated securities

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN INVESTMENTS

- The Fund could lose money because of     - Foreign bonds, which represent a major   - Foreign bonds may be a primary
  foreign government actions, political      portion of the fixed income                investment only for the Fund
  instability, or lack of adequate and       securities, offer attractive potential
  accurate information                       performance and opportunities for        - To the extent that the Fund invests in
                                             diversification                            foreign bonds, it may manage the
- Currency exchange rate movements could                                                currency exposure of its foreign
  reduce gains or create losses            - Favorable exchange rate movements          investments relative to its benchmark,
                                             could generate gains or reduce losses      and may hedge a portion of its foreign
- Currency and investment risks tend to                                                 currency exposure into the U.S. dollar
  be higher in emerging markets; these     - Emerging markets can offer higher          from time to time; These currency
  markets also present higher liquidity      returns                                    management techniques may not be
  and valuation risks                                                                   available for certain emerging markets
                                                                                        investments; the Fund may also use
                                                                                        forward foreign currency contracts for
                                                                                        risk management purposes and/or to
                                                                                        increase income and gain by
                                                                                        establishing or adjusting exposure to
                                                                                        particular foreign securities, markets
                                                                                        or currencies (see also "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities before     - The Fund can take advantage of           - The Fund segregates liquid assets to
  issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its          - The Fund could outperform its            - The adviser focuses its active
  benchmark due to its sector,               benchmark due to these same choices        management on those areas where it
  securities or duration choices                                                        believes its commitment to research
                                                                                        can most enhance returns and manage
                                                                                        risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES*

- Derivatives such as futures, options,    - Hedges that correlate well with          - The Fund uses derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps and forward
  contracts(1) that are used for hedging     eliminate losses at low cost               foreign currency contracts for hedging
  the portfolio or specific securities                                                  and for risk management and to
  may not fully offset the underlying      - The Fund could make money and protect      increase income or gain (i.e., to
  positions and this could result in         against losses if management's             adjust duration or yield curve
  losses to the Fund that would not have     analysis proves correct                    exposure, or to establish or adjust
  otherwise occurred                                                                    exposure to particular securities,
                                           - Derivatives that involve leverage          markets, or currencies); Risk
- The Fund may have difficulty exiting a     could generate substantial gains at        management may include management of
  derivative position                        low cost                                   the Fund's exposure relative to its
                                                                                        benchmark.
- Derivatives used for risk management
  may not have the intended effects and                                               - The Fund only establishes hedges that
  may result in losses or missed                                                        it expects will be highly correlated
  opportunities                                                                         with underlying positions

- The counterparty to a derivatives                                                   - While the Fund may use derivatives
  contract could default                                                                that incidentally involve leverage, it
                                                                                        does not use them for the specific
- Certain types of derivatives involve                                                  purpose of leveraging the portfolio
  costs to the Funds which can reduce
  returns

- Derivatives that involve leverage
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses


* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

- When the Fund lends a security, there    - The Fund may enhance income through      - The adviser maintains a list of
  is a risk that the loaned securities       the investment of the collateral           approved borrowers
  may not be returned if the borrower or     received from the borrower
  the lending agent defaults                                                          - The Fund receives collateral equal to
                                                                                        at least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned plus accrued
  risks of the securities in which it is                                                interest
  invested
                                                                                      - The lending agents indemnify the Fund
                                                                                        against borrower default

                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing   - These holdings may offer more            - The Fund may not invest more than 15%
  these holdings precisely                   attractive yields or potential growth      of net assets in illiquid holdings
                                             than comparable widely traded
- The Fund could be unable to sell these     securities                               - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                 redemptions, the Fund may hold high
                                                                                        quality short-term instruments
                                                                                        (including repurchase agreements for
                                                                                        all the Funds) and, for temporary or
                                                                                        extraordinary purposes, may borrow
                                                                                        from banks up to 33 1/3% of the value
                                                                                        of its total assets or draw on a line
                                                                                        of credit(1)

SHORT-TERM TRADING

- Increased trading would raise            - The Fund could realize gains in a        - The Fund may use short-term
  the Fund's transaction costs               short period of time                       transaction costs trading to take
                                                                                        advantage of attractive or unexpected
- Increased short-term capital gains       - The Fund could protect against losses      opportunities or to meet demands
  distributions would raise                  if a bond is overvalued and its value      generated by shareholder activity
  shareholders' income tax liability         later falls


(1) The Fund will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by the Fund to exceed 10% of the Fund's total assets.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SHORT SELLING

- Short sales may not have the intended    - The Fund could make money and protect    - The Fund sets aside liquid assets in
  effects and may result in losses           against losses if management's             segregated or broker accounts to cover
                                             analysis proves correct                    short positions and offset a portion
- The Fund may not be able to close out                                                 of the leverage risk
  a short position at a particular time    - Short selling may allow the Fund to
  or at an acceptable price                  generate positive returns in declining   - The Fund makes short sales through
                                             markets                                    brokers that the adviser has
- The Fund may not be able to borrow                                                    determined to be highly creditworthy
  certain securities to sell short,
  resulting in missed opportunities

- Segregated accounts with respect to
  short sales may limit a Fund's
  investment flexibility

- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum
  losses and gains are limited to the
  price of the stock at the time of the
  short sale

- If the SEC staff changes its current
  policy of permitting brokers executing
  the Fund's short sales to hold
  proceeds of such short sales, the cost
  of such transactions would increase
  significantly

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
ETFs AND OTHER INVESTMENT COMPANIES

- If the Fund invests in shares of         - Investing in ETFs helps to manage        - Absent an exemptive order of the
  another investment company,                smaller cash flows                         Securities and Exchange Commission
  shareholders would bear not only their                                                (the "SEC"), the Fund's investments in
  proportionate share of the Fund's        - Investing in ETFs offers instant           other investment companies, including
  expenses, but also similar expenses of     exposure to an index or a broad range      ETFs, are subject to the percentage
  the investment company                     of markets, sectors , geographic           limitations of the Investment Company
                                             regions and industries                     Act of 1940 ("1940 Act")(1)
- The price movement of an ETF may not
  track the underlying index, market,                                                 - A SEC exemptive order granted to
  sector, regions or industries and may                                                 various iShares funds (which are ETFs)
  result in a loss                                                                      and their investment adviser permits
                                                                                        the Fund to invest beyond the 1940 Act
                                                                                        limits, subject to certain terms and
                                                                                        conditions, including a finding of the
                                                                                        Board of Trustees that the advisory
                                                                                        fees charged by the adviser are for
                                                                                        services that are in addition to, and
                                                                                        not duplicative of, the advisory
                                                                                        services provided to those ETFs

                                                                                      - A SEC exemptive order permits the Fund
                                                                                        to invest its univested cash, up to
                                                                                        25% of its assets, in one or more
                                                                                        affiliated money market funds if the
                                                                                        adviser waives and/or reimburses its
                                                                                        advisory fee from the Fund in an
                                                                                        amount sufficient to offset any
                                                                                        doubling up of investment advisory,
                                                                                        shareholder servicing and
                                                                                        administrative fees


(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period, commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the district court entered a final order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the certain current trustees and former trustees. On May 30, 2006, the district court entered an additional order ruling that the remaining claim against the certain current trustees and former trustees will be dismissed as well.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for information for the six months ended February 28, 2006) has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report along with the Fund's financial statements are included in the Fund's annual report for the fiscal year ended August 31, 2005. The Fund's financial statements for the semi-annual period (unaudited) ended February 28, 2006 are included in the Fund's semi-annual report. The annual report and semi-annual report are available upon request.

SELECT CLASS

                                                                                PER SHARE OPERATING PERFORMANCE:
                                ---------------------------------------------------------------------------------------------------
                                                   INVESTMENT OPERATIONS:                             DISTRIBUTIONS:
                                           ----------------------------------------  ----------------------------------------------
                                                           NET REALIZED
                                NET ASSET         NET    AND UNREALIZED
                                   VALUE,  INVESTMENT             GAINS  TOTAL FROM         NET       NET       TAX
                                BEGINNING      INCOME       (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED  RETURN OF          TOTAL
                                OF PERIOD      (LOSS)       INVESTMENTS  OPERATIONS      INCOME     GAINS    CAPITAL  DISTRIBUTIONS
STRATEGIC INCOME FUND
Six months ended
February 28, 2006 (Unaudited)      $ 9.33        0.23(f)          (0.05)       0.18       (0.26)       --         --          (0.26)
Year Ended August 31, 2005         $ 9.08        0.46              0.19        0.65       (0.40)       --         --          (0.40)
Year Ended August 31, 2004         $ 8.92        0.49(f)           0.16        0.65       (0.49)       --         --          (0.49)
Year Ended August 31, 2003         $ 8.65        0.45(f)           0.27        0.72       (0.45)       --         --          (0.45)
November 1, 2001 to
August 31, 2002(d)                 $ 8.95        0.45             (0.31)       0.14       (0.42)       --      (0.02)         (0.44)
Year Ended October 31, 2001(e)     $ 9.42        0.67(f)          (0.38)       0.29       (0.76)       --         --          (0.76)
Year Ended October 31, 2000        $ 9.47        0.87             (0.26)       0.61       (0.66)       --         --          (0.66)


(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d) The fund changed its fiscal year end from October 31 to August 31.

                                     PER SHARE OPERATING PERFORMANCE:                        RATIOS/SUPPLEMENTAL DATA:
                              ------------------------------------------  ---------------------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS:(a)
                                                                                      ---------------------------------------------
                                                           TOTAL          NET ASSETS                      NET              EXPENSES
                                          NET ASSET       RETURN              END OF               INVESTMENT       WITHOUT WAIVERS
                              REDEMPTION VALUE, END    (EXCLUDES              PERIOD       NET         INCOME        REIMBURSEMENTS
                                    FEES  OF PERIOD SALES CHARGE) (b)(c)      (000'S) EXPENSES         (LOSS)  AND EARNINGS CREDITS
STRATEGIC INCOME FUND
Six months ended
February 28, 2006 (Unaudited)         --     $ 9.25         2.00%            $ 1,981      0.90%          5.02%                 2.70%
Year Ended August 31, 2005            --     $ 9.33         7.30%            $ 1,892      0.95%          4.30%                 1.86%
Year Ended August 31, 2004            --     $ 9.08         7.48%            $ 2,364      1.01%(g)       5.44%                 1.95%
Year Ended August 31, 2003            --     $ 8.92         8.48%            $ 3,000      1.00%          5.10%                 1.48%
November 1, 2001 to
August 31, 2002(d)                    --     $ 8.65         1.61%            $ 5,000      1.00%          6.08%                 1.48%
Year Ended October 31, 2001(e)        --     $ 8.95         5.46%            $ 5,000      1.00%          7.32%                 2.63%
Year Ended October 31, 2000           --     $ 9.42         6.57%            $ 7,000      1.00%          7.05%                 2.50%

                                    RATIOS/SUPPLEMENTAL DATA:
                                    -------------------------
                                          PORTFOLIO
                                           TURNOVER
                                               RATE(b)
STRATEGIC INCOME FUND
Six months ended
February 28, 2006 (Unaudited)                   107%
Year Ended August 31, 2005                      461%
Year Ended August 31, 2004                      152%
Year Ended August 31, 2003                      248%
November 1, 2001 to
August 31, 2002(d)                              178%
Year Ended October 31, 2001(e)                  107%(h)
Year Ended October 31, 2000                     266%(h)


(e) Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.
(f) Calculated based upon average shares outstanding.
(g) Includes interest expense for custody overdraft of 1 basis point.
(h) Percentages prior to September 10, 2001 reflect the portfolio turnover of the Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary Please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.

1-202-551-8090

E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. June 2006

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-SIS-606

PROSPECTUS JUNE 16, 2006


JPMORGAN INCOME FUNDS
INSTITUTIONAL CLASS SHARES

JPMORGAN STRATEGIC INCOME FUND (FORMERLY JPMORGAN GLOBAL STRATEGIC INCOME FUND)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Strategic Income Fund                                                 1

The Fund's Management and Administration                                       8

How to Do Business with the Fund                                              11

    Purchasing Fund Shares                                                    11

    Networking and Sub-Transfer Agency Fees                                   14

    Exchanging Fund Shares                                                    15

    Redeeming Fund Shares                                                     15

Shareholder Information                                                       18

    Distributions and Taxes                                                   18

    Shareholder Statements and Reports                                        19

    Availability of Proxy Voting Record                                       19

    Portfolio Holdings Disclosure                                             19

Investments                                                                   20

Risk and Reward Elements                                                      22

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            29

Financial Highlights                                                          30

How To Reach Us                                                       BACK COVER

JPMORGAN STRATEGIC INCOME FUND
  (formerly JPMorgan Global Strategic Income Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 20-28.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund mainly invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that J.P. Morgan Investment Management Inc. (JPMIM or the adviser) believes will produce income or general return.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Under normal circumstances, at least 25% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Services Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, provided, however, the Fund may invest in securities that are rated below investment grade or the unrated equivalent if such investments are deemed advantageous by the adviser given current market conditions.

The balance of the Fund's assets are not required to meet any minimum quality rating and may be invested without limit in securities that are rated below investment grade (or the unrated equivalent).

Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following six strategies/sectors allocations in managing the Fund.

- RATES/DURATION MANAGEMENT -- includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

- CORPORATE CREDIT SECURITIES -- includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in corporate credit securities.

- RELATIVE VALUE STRATEGIES -- includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

- FOREIGN SECURITIES AND EMERGING MARKET DEBT SECURITIES -- includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign securities and emerging market debt securities.

- NON-TRADITIONAL INCOME -- includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

- CASH/SHORT DURATION -- includes cash, money market instruments, and other short-term securities of high quality.

The Adviser uses both security selection and derivatives to adjust allocations to each of the above strategies/sectors. For each strategy/sector, dedicated teams handle securities selection.

The Fund's investments will not necessarily be allocated among all six strategies/sectors at any given time and may at times be invested opportunistically in one or more strategies/sectors, consistent with the limitations identified above.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

The Fund may invest in high-quality, short-term money market instruments. The Fund may also invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, allocates the Fund's assets among six investment strategies using a value-oriented and opportunistic approach that considers the expected risk/return balance of each of the strategies. The lead portfolio managers will establish and monitor the strategy allocation for the Fund and make day-to-day decisions concerning strategies used by the Fund. Teams of portfolio managers and research analysts handle individual securities selection within each strategy. Taking a long-term approach, such teams look for individual investments that they believe will perform well over market cycles. Individual securities are selected after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

THE FUND'S MAIN INVESTMENT RISKS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may invest substantially all of its assets in junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs and the possibility of increased capital gains.

The value of the Fund's investments in equity securities will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio. The Fund may also invest in convertible securities. Convertible securities may include any debt securities or preferred stock which generally pay interest or dividends and may be converted into common stock or which carry the right to purchase common stock. The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common stock fluctuates.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends


The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. EFFECTIVE JUNE 16, 2006, THE FUND'S INVESTMENT OBJECTIVE AND STRATEGIES CHANGED. THE FUND'S PAST PERFORMANCE WOULD HAVE BEEN DIFFERENT IF THE FUND WAS MANAGED USING THE CURRENT OBJECTIVE AND STRATEGIES. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    2.59%
1999    2.51%
2000    7.98%
2001    4.00%
2002    4.85%
2003    9.06%
2004    6.86%
2005    4.92%

BEST QUARTER 4th quarter, 2002
             3rd quarter, 2004         3.91%

WORST QUARTER 2nd quarter, 2004       -1.63%

The Fund's year-to-date total return through 3/31/06 was 0.75%.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder of the Global Strategic Income Portfolio (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 3/17/97 to 9/10/01.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)

                                                                PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                    4.92            5.92            5.81
Return After Taxes on Distributions                                    3.14            3.68            3.19
Return After Taxes on Distributions and Sale of Fund Shares            3.18            3.68            3.30

LEHMAN BROTHERS AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    2.43            5.87            6.71

LIPPER MULTI-SECTOR INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      2.64            7.35            5.38

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    The Fund's fiscal year is 8/31.

(1) The Fund's performance for the period before the Institutional Class Shares were launched on 4/12/01 is based on the performance of the institutional feeder of the Global Strategic Income Portfolio (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 3/17/97 to 9/10/01. The Fund commenced operations on 3/17/97 and prior to September 7, 2001 operated in a master feeder structure. Performance of the benchmarks is from 3/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                          0.45
DISTRIBUTION (RULE 12b-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.10
OTHER EXPENSES(1)                                                        0.83
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                          1.38
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.73)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                          0.65

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.65% of their average daily net assets from 2/19/05 through 6/15/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                      1 YEAR     3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)              66         365        685      1,594

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers), of 0.04 as a percentage of the average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended August 31.

THE PORTFOLIO MANAGERS

The lead portfolio managers primarily responsible for the day-to-day allocation decisions for the Fund are listed below. As part of that responsibility, the lead portfolio managers establish and monitor the strategy allocations for the Fund and make day-to-day decisions concerning strategies used by the Fund. Day-to-day decisions concerning security selection within each sector are made by a dedicated sector and research team who will support the strategies of the Fund within the parameters established by the lead portfolio managers. The lead portfolio manager(s) for the sector teams are also listed below:

JPMORGAN STRATEGIC INCOME FUND. Michael J. Pecoraro, managing director, and Timothy N. Neumann, managing director, serve as the senior portfolio managers of the Strategic Income Fund. As senior portfolio managers, Mr. Pecoraro and Mr. Neumann are responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. Mr. Pecoraro is also a co-lead portfolio manager responsible for the rates/duration management and relative value strategies used by the Fund. An employee of JPMIM since 1992, Mr. Pecoraro is the Chief Investment Officer (CIO) for broad market strategies. As CIO, Mr. Pecoraro is responsible for investment management and performance of broad fixed income portfolios. Mr. Pecoraro supervises all aspects of portfolio construction including duration/yield curve positioning, sector allocation and security selection. Prior to being the CIO, Mr. Pecoraro was the head of all liquid market sectors (treasuries, mortgage-backed securities, agency debt, assets-backed securities, and commercial mortgage-backed securities). An employee of JPMIM since 1997, Mr. Neumann is the head of portfolio management group and lead portfolio manager for core plus strategies, working with the macro team and sector teams to deliver account-specific portfolio strategy. He is also the portfolio manager for Structured Product portfolios in the Fixed Income Group, where he seeks to develop capital market products that rely on JPMIM's core investment competencies.

Assets that have been allocated to a strategy or sector by Mr. Pecoraro and Mr. Neumann are managed by dedicated sector and research teams.

The lead portfolio managers who are primarily responsible for the day-to-day management and security selection for the various allocations are as follows:

Robert Cook, CFA, and Thomas Hauser, vice president and CFA, are the portfolio managers responsible for the corporate credit securities investment strategy. Mr. Cook is currently a managing director of JPMIM and leader of one of JPMIM's fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president with 40/86 Advisors beginning in 2001.

Jeff Grills, vice president and CFA, and Gunter Heiland, vice president, are the portfolio managers responsible for the foreign securities and emerging market debt securities strategies. An employee of JPMIM since 1993, Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. Prior to his current role, Mr. Grills spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Mr. Heiland is responsible for setting strategy and portfolio construction across emerging market debt strategies. He is also responsible for the trading of emerging markets and coordinating technology for the desk. Previously, he was senior credit trader in the U.S. Fixed Income Trading Group. Before joining JPMIM in 1997, Mr. Heiland spent seven years at Salomon Brothers.

John Donohue, managing director, and Michael Pecoraro, managing director, are the lead portfolio managers responsible for the rates/duration management and relative value strategies. Mr. Donohue is also the lead portfolio manager responsible for the cash/short duration strategy. Mr. Donohue is the global head of the Short Duration Investment Strategy Team and the Chief Investment Officer of the Global Fixed Income Team. An employee since 1997, his team is responsible for the management of global money market, enhanced cash and select short duration portfolios. Biographical information concerning Mr. Pecoraro is set forth above.

The Fund's Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc., (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares - See "How do I open an account?"

- Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares - When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds Services; or

-  The specific Fund in which you are investing.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

2. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to each Fund's shares.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity. The Fund's investments in certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The Fund's investments in ETFs, affiliated money market funds and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in certain foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INCOME FUNDS


                                /X/ Permitted
                                / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                   STRATEGIC
                                                     RELATED TYPES OF RISK           INCOME
--------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of     credit, interest rate,           /X/
payments from specific assets, such as auto or       market, prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of          credit, currency,                /X/
deposit, time deposits and bankers' acceptances of   liquidity, political
domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued    credit, currency, interest       /X/
by domestic and foreign banks or corporations.       rate, liquidity, market,
These securities are usually discounted and are      political
rated by S&P, Moody's or other nationally
recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt                                      /X/
securities that can be converted into equity
securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and      credit, currency, interest       /X/
foreign industrial, utility, banking and other       rate, liquidity, market,
financial institutions.                              political, valuation

FOREIGN SECURITIES Securities issued by foreign      foreign investment,              /X/
companies as well as commercial paper of foreign     liquidity, market,
issuers and obligations of foreign banks, overseas   political
branches of U.S. banks and supranational entities.
Includes American Depositary Receipts, Global
Depositary Receipts, American Despositary
Securities and European Depositary Receipts.

HIGH YIELD SECURITIES Debt securities rated below    credit, currency, interest       /X/
investment grade also known as "junk bonds" and      rate, liquidity, market,
"non-investment grade bonds." These securities       political, portfolio
generally are rated in the fifth or lower rating     quality, valuation
categories (for example, BB or lower by Standard &
Poor's Ratings Service and Ba or lower by Moody's
Investors Services, Inc.).

INFLATION-LINKED SECURITIES Fixed and floating       credit, currency, interest       /X/
rate debt securities, the principal or interest of   rate
which is adjusted periodically to a specified rate
of inflation.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument   credit, environmental,           /X/
which gives the lender a lien on property as         extension, interest rate,
security for the loan payment.                       liquidity, market, natural
                                                     event, political,
                                                     prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign      credit, currency,                /X/
securities (such as Federal Home Loan Banks,         extension, interest rate,
Freddie Macs, Fannie Maes) which represent           leverage, market,
interests in pools of mortgages, whereby the         political, prepayment
principal and interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and       currency, extension,             /X/(1)
foreign mortgage-backed securities with the          interest rate, leverage,
promise to purchase similar securities at a          liquidity, market,
later date. Segregated liquid assets are used to     political, prepayment
offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a   credit, currency,                /X/
share of bank debt or similar securities or          extension, interest rate,
obligations.                                         liquidity, political,
                                                     prepayment

PRIVATE PLACEMENTS Bonds or other investments that   credit, interest rate,           /X/
are sold directly to an institutional investor.      liquidity, market,
                                                     valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS      credit, interest rate,           /X/
Securities of issuers that invest in real estate     liquidity, market, natural
or are secured by real estate.                       event, prepayment,
                                                     valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund     credit                           /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby      credit, leverage                 /X/(1)
the Fund sells a security and agrees to repurchase
it from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF             credit, currency, foreign        /X/
SUPRANATIONAL ORGANIZATIONS Dollar- or               investment, interest rate,
non-dollar-denominated securities issued by          market, political
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees   credit, currency, interest       /X/
to exchange periodic payments with a counterparty.   rate, leverage, market,
Segregated liquid assets are used to offset          political, valuation
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,          credit, interest rate,           /X/
generally issued as general obligation and revenue   market, natural event,
bonds, whose interest is exempt from federal         political
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments          interest rate                    /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT        credit, currency, interest       /X/
SECURITIES Domestic and foreign securities           rate, leverage, market,
offering non-cash or delayed-cash payment. Their     political, valuation
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

FOREIGN INVESTMENT RISK The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

PREPAYMENT RISK. The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK. The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed
     33 1/3% of the Fund's total assets; provided, however, the Fund will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
MARKET CONDITIONS

- The Fund's share price,        - Bonds have generally           - Under normal circumstances
  yield and total return will      outperformed money market        the Fund plans to remain
  fluctuate in response to         investments over the long        fully invested in bonds and
  bond market movements            term, with less risk than        other fixed-income
                                   stocks                           securities and may invest
- The value of most bonds will                                      uninvested cash in
  fall when interest rates       - Most bonds will rise in          affiliated money market
  rise; the longer a bond's        value when interest rates        funds
  maturity and the lower its       fall
  credit quality, the more its                                    - Bond investments may include
  value typically falls          - Mortgage-backed and              U.S. and foreign corporate
                                   asset-backed securities and      and government bonds,
- Adverse market, economic,        direct mortgages can offer       mortgage-backed and
  political or other               attractive returns               asset-backed securities,
  conditions may from time to                                       convertible securities,
  time cause the Fund to take                                       participation interests and
  temporary defensive                                               private placements
  positions that are
  inconsistent with its                                           - The Fund seeks to limit risk
  principal investment                                              and enhance total return or
  strategies and may hinder a                                       yields through careful
  Fund from achieving its                                           management, sector
  investment objective                                              allocation, individual
                                                                    securities selection and
- Mortgage-backed and                                               duration management
  asset-backed securities
  (securities representing an                                     - During severe market
  interest in, or secured by,                                       down-turns, the Fund has the
  a pool of mortgages or other                                      option of investing up to
  assets such as receivables)                                       100% of assets in high
  and direct mortgages could                                        quality short-term
  generate capital losses or                                        instruments
  periods of low yields if
  they are paid off                                               - The adviser monitors
  substantially earlier or                                          interest rate trends, as
  later than anticipated                                            well as geographic and
                                                                    demographic information
                                                                    related to mortgage-backed
                                                                    securities and mortgage
                                                                    prepayments

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
CREDIT QUALITY

- The default of an issuer       - Investment-grade bonds have    - The Fund maintains its own
  would leave the Fund with        a lower risk of default          policies for balancing
  unpaid interest or principal                                      credit quality against
                                 - Junk bonds offer higher          potential yields and gains
- Junk bonds (those rated BB,      yields and higher potential      in light of its investment
  Ba or lower) have a higher       gains                            goals
  risk of default, tend to be
  less liquid and may be more
  difficult to value                                              - The adviser develops its own
                                                                    ratings of unrated
                                                                    securities and makes a
                                                                    credit quality determination
                                                                    for unrated securities

FOREIGN INVESTMENTS

- The Fund could lose money      - Foreign bonds, which           - Foreign bonds maybe a primary
  because of foreign               represent a major portion of     investment for the Fund
  government actions,              the world's fixed income
  political instability or         securities, offer attractive   - To the extent that the Fund
  lack of adequate and             potential performance and        invests in foreign bonds, it
  accurate information             opportunities for                may manage the currency
                                   diversification                  exposure of its foreign
- Currency exchange rate                                            investments relative to its
  movements could reduce gains   - Favorable exchange rate          benchmark, and may hedge a
  or create losses                 movements could generate         portion of its foreign
                                   gains or reduce losses           currency exposure into the
- Currency and investment                                           U.S. dollar from time to
  risks tend to be higher in     - Emerging markets can offer       time; These currency
  emerging markets; these          higher returns                   management techniques may
  markets also present higher                                       not be available for certain
  liquidity and valuation                                           emerging markets
  risks                                                             investments; the Fund may
                                                                    also use forward foreign
                                                                    currency contracts for risk
                                                                    management purposes and/or
                                                                    to increase income and gain
                                                                    by establishing or adjusting
                                                                    exposure to particular foreign
                                                                    securities, markets or
                                                                    currencies. (see also
                                                                    "Derivatives")

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys             - The Fund can take advantage    - The Fund segregates liquid
  securities before issue or       of attractive transaction        assets to offset leverage
  for delayed delivery, it         opportunities                    risks
  could be exposed to leverage
  risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform    - The Fund could outperform      - The adviser focuses its
  its benchmark due to its         its benchmark due to these       active management on those
  sector, securities or            same choices                     areas where it believes its
  duration choices                                                  commitment to research can
                                                                    most enhance returns and
                                                                    manage risks in a consistent
                                                                    way

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
DERIVATIVES*

- Derivatives such as futures,   - Hedges that correlate well     - The Fund uses derivatives,
  options, swaps and forward       with underlying positions        such as futures, options,
  foreign currency                 can reduce or eliminate          swaps and forward foreign
  contracts(1) that are used       losses at low cost               currency contracts for
  for hedging the portfolio or                                      hedging and for risk
  specific securities may not    - The Fund could make money        management and to increase
  fully offset the underlying      and protect against losses       income or gain (i.e., to
  positions and this could         if management's analysis         adjust duration or yield
  result in losses to the Fund     proves correct                   curve exposure or to
  that would not have                                               establish or adjust exposure
  otherwise occurred             - Derivatives that involve         to particular securities,
                                   leverage could generate          markets or currencies); Risk
- The Fund may have difficulty     substantial gains at low         management may include
  exiting a derivatives            cost                             management of the Fund's
  position                                                          exposure relative to its
                                                                    benchmark
- Derivatives used for risk
  management may not have the                                     - The Fund only establishes
  intended effects and may                                          hedges that it expects will
  result in losses or missed                                        be highly correlated with
  opportunities                                                     underlying positions

- The counterparty to a                                           - While the Fund may use
  derivatives contract could                                        derivatives that
  default                                                           incidentally involve
                                                                    leverage, it does not use
- Certain types of derivatives                                      them for the specific
  involve costs to the Fund                                         purpose of leveraging the
  which can reduce returns                                          portfolio

- Derivatives that involve
  leverage could magnify
  losses

- Derivatives used for
  non-hedging purposes could
  cause losses that exceed the
  original investment

- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by the Fund,
  accelerate recognition of
  income to the Fund, affect
  the holding period of the
  Fund's assets and defer
  recognition of certain of
  the Fund's losses

* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
SECURITIES LENDING

-  When the Fund lends a         -  The Fund may enhance income   -  The adviser maintains a
   security, there is a risk        through the investment of        list of approved borrowers
   that the loaned securities       the collateral received
   may not be returned if the       from the borrower             -  The Fund receives
   borrower or the lending                                           collateral equal to at
   agent defaults                                                    least 100% of the current
                                                                     value of securities loaned
-  The collateral will be                                            plus accrued interest
   subject to the risks of the
   securities in which it is                                      -  The lending agents
   invested                                                          indemnify the Fund against
                                                                     borrower default

                                                                  -  The adviser's collateral
                                                                     investment guidelines limit
                                                                     the quality and duration of
                                                                     collateral investment to
                                                                     minimize losses

                                                                  -  Upon recall, the borrower
                                                                     must return the securities
                                                                     loaned within the normal
                                                                     settlement period

ILLIQUID HOLDINGS

-  The Fund could have           -  These holdings may offer      -  The Fund may not invest
   difficulty valuing these         more attractive yields or        more than 15% of net assets
   holdings precisely               potential growth than            in illiquid holdings
                                    comparable widely traded
-  The Fund could be unable to      securities                    -  To maintain adequate
   sell these holdings at the                                        liquidity to meet
   time or price desired                                             redemptions, the Fund may
                                                                     hold high quality
                                                                     short-term instruments
                                                                     (including re-purchase
                                                                     agreements) and, for
                                                                     temporary or extraordinary
                                                                     purposes, may borrow from
                                                                     banks up to 33 1/3% of the
                                                                     value of its total assets
                                                                     or draw on a line of
                                                                     credit(1)

SHORT-TERM TRADING

-  Increased trading would       -  The Fund could realize        -  The Fund may use short-term
   raise the Fund's                 gains in a short period of       trading to take advantage
   transaction costs                time                             of attractive or unexpected
                                                                     opportunities or to meet
-  Increased short-term          -  The Fund could protect           demands generated by
   capital gains distributions      against losses if a bond is      shareholder activity
   would raise shareholders'        overvalued and its value
   income tax liability             later falls


(1) The Fund will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by the Fund to exceed 10% of the Fund's total assets.

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
SHORT SELLING

-  Short sales may not have      -  The Fund could make money     -  The Fund sets aside liquid
   the intended effects and         and protect against losses       assets in segregated or
   may result in losses             if management's analysis         broker accounts to cover
                                    proves correct                   short positions and offset
-  The Fund may not be able to                                       a portion of the leverage
   close out a short position    -  Short selling may allow the      risk
   at a particular time or at       Fund to generate positive
   an acceptable price              returns in declining          -  The Fund makes short sales
                                    markets                          through brokers that the
-  The Fund may not be able to                                       adviser has determined to
   borrow certain securities                                         be highly creditworthy
   to sell short, resulting in
   missed opportunities

-  Segregated accounts with
   respect to short sales may
   limit a Fund's investment
   flexibility

-  Short sales involve
   leverage risk, credit
   exposure to the brokers
   that execute the short sale
   and retain the proceeds,
   have no cap on maximum
   losses and gains are
   limited to the price of the
   stock at the time of the
   short sale

-  If the SEC staff changes
   its current policy of
   permitting brokers
   executing the Fund's short
   sales to hold proceeds of
   such short sales, the cost
   of such transactions would
   increase significantly

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
ETFs AND OTHER
INVESTMENT COMPANIES

-  If the Fund invests in        -  Investing in ETFs helps to    -  Absent an exemptive order
   shares of another                manage smaller cash flows        of the Securities and
   investment company,                                               Exchange Commission (the
   shareholders would bear not   -  Investing in ETFs offers         "SEC"), the Fund's
   only their proportionate         instant exposure to an           investments in other
   share of the Fund's              index or a broad range of        investment companies,
   expenses, but also similar       markets, sectors,                including ETFs, are subject
   expenses of the investment       geographic regions and           to the percentage
   company                          industries                       limitations of the
                                                                     Investment Company Act of
-  The price movement of an                                          1940 ("1940 Act")(1)
   ETF may not track the
   underlying index, market,                                      -  A SEC exemptive order
   sector, regions or                                                granted to various iShares
   industries and may result                                         funds (which are ETFs) and
   in a loss                                                         their investment adviser
                                                                     permits the Fund to invest
                                                                     beyond the 1940 Act limits,
                                                                     subject to certain terms
                                                                     and conditions, including
                                                                     a finding of the Board of
                                                                     Trustees that the advisory
                                                                     fees charged by the adviser
                                                                     are for services that are
                                                                     in addition to, and not
                                                                     duplicative of, the
                                                                     advisory services provided
                                                                     to those ETFs

                                                                  -  A SEC exemptive order
                                                                     permits the Fund to invest
                                                                     its univested cash, up to
                                                                     25% of its assets, in one
                                                                     or more affiliated money
                                                                     market funds if the adviser
                                                                     waives and/or reimburses
                                                                     its advisory fee from the
                                                                     Fund in an amount
                                                                     sufficient to offset any
                                                                     doubling up of investment
                                                                     advisory, shareholder
                                                                     servicing and
                                                                     administrative fees


(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the district court entered a final order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the certain current trustees and former trustees. On May 30, 2006, the district court entered an additional order ruling that the remaining claim against the certain current trustees and former trustees will be dismissed as well.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for information for the six months ended February 28, 2006) has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report along with the Fund's financial statements are included in the Fund's annual report for the fiscal year ended August 31, 2005. The Fund's financial statements for the semi-annual period (unaudited) ended February 28, 2006 are included in the Fund's semi-annual report. The annual report and semi-annual report are available upon request.

INSTITUTIONAL CLASS

                                                                PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------------
                                                       INVESTMENT OPERATIONS:                         DISTRIBUTIONS:
                                            ---------------------------------------------   -----------------------------------
                                                               NET REALIZED
                                NET ASSET          NET       AND UNREALIZED
                                   VALUE,   INVESTMENT                GAINS    TOTAL FROM          NET         NET
                                BEGINNING       INCOME          (LOSSES) ON    INVESTMENT   INVESTMENT    REALIZED   TAX RETURN
                                OF PERIOD       (LOSS)          INVESTMENTS    OPERATIONS       INCOME       GAINS   OF CAPITAL
STRATEGIC INCOME FUND
Six months ended
February 28, 2006 (Unaudited)   $    9.33         0.24(e)             (0.05)         0.19        (0.27)         --           --
Year Ended August 31, 2005      $    9.08        (0.12)                0.80          0.68        (0.43)         --           --
Year Ended August 31, 2004      $    8.92         0.51(e)              0.17          0.68        (0.52)         --           --
Year Ended August 31, 2003      $    8.65         0.48(e)              0.27          0.75        (0.48)         --           --
November 1, 2001 To
August 31, 2002(d)              $    8.95         0.47                (0.30)         0.17        (0.45)         --        (0.02)
Year Ended October 31, 2001     $    9.29         0.69(e)             (0.16)         0.53        (0.87)         --           --
Year Ended October 31, 2000     $    9.35         0.88                (0.25)         0.63        (0.69)         --           --


(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                      PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------
                                DISTRIBUTIONS:
                                --------------
                                                                      TOTAL
                                                  NET ASSET          RETURN
                                        TOTAL    VALUE, END       (EXCLUDES
                                DISTRIBUTIONS     OF PERIOD   SALES CHARGE) (b)(c)
STRATEGIC INCOME FUND
Six months ended
February 28, 2006 (Unaudited)           (0.27)   $     9.25           2.09%
Year Ended August 31, 2005              (0.43)   $     9.33           7.63%
Year Ended August 31, 2004              (0.52)   $     9.08           7.85%
Year Ended August 31, 2003              (0.48)   $     8.92           8.86%
November 1, 2001 To
August 31, 2002(d)                      (0.47)   $     8.65           1.92%
Year Ended October 31, 2001             (0.87)   $     8.95           5.86%
Year Ended October 31, 2000             (0.69)   $     9.29           6.93%

                                                         RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: (a)
                                             -------------------------------------------------
                                NET ASSETS                         NET                EXPENSES
                                    END OF                  INVESTMENT         WITHOUT WAIVERS    PORTFOLIO
                                    PERIOD        NET           INCOME          REIMBURSEMENTS     TURNOVER
                                   (000'S)   EXPENSES           (LOSS)    AND EARNINGS CREDITS         RATE (b)
STRATEGIC INCOME FUND
Six months ended
February 28, 2006 (Unaudited)   $    2,705       0.65%            5.27%                   2.57%         107%
Year Ended August 31, 2005      $    2,042       0.65%            4.45%                   1.36%         461%
Year Ended August 31, 2004      $   40,000       0.66%(f)         5.63%                   1.22%         152%
Year Ended August 31, 2003      $  108,000       0.65%            5.42%                   0.97%         248%
November 1, 2001 To
August 31, 2002(d)              $  135,000       0.65%            6.44%                   0.98%         178%
Year Ended October 31, 2001     $  143,000       0.65%            7.50%                   0.80%         107%(g)
Year Ended October 31, 2000     $  163,000       0.65%            7.36%                   0.80%         266%(g)


(d)  The Fund changed its fiscal year end from October 31 to August 31.
(e)  Calculated based upon average shares outstanding.
(f)  Includes interest expense for custody overdraft of 1 basis point.
(g) Percentages prior to September 10, 2001 reflect the portfolio turnover of the Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary, you may contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.

1-202-551-8090

E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.


(C) JPMorgan Chase & Co. All Rights Reserved. June 2006


PR-SII-606


[JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS JUNE 16, 2006

JPMORGAN INCOME FUNDS

CLASS M SHARES

JPMORGAN STRATEGIC INCOME FUND (FORMERLY JPMORGAN GLOBAL STRATEGIC INCOME FUND)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JP MORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Strategic Income Fund                                                           1

The Fund's Management and Administration                                                 8

How to Do Business with the Fund                                                        10

   Purchasing Fund Shares                                                               10
   Sales Charges                                                                        13
   Rule 12b-1 Fees                                                                      14
   Networking and Sub-Transfer Agency Fees                                              14
   Exchanging Fund Shares                                                               14
   Redeeming Fund Shares                                                                15

Shareholder Information                                                                 18

   Distributions and Taxes                                                              18
   Shareholder Statements and Reports                                                   19
   Availability of Proxy Voting Record                                                  19
   Portfolio Holdings Disclosure                                                        19

Investments                                                                             20

Risk and Reward Elements                                                                22

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                                               29

Financial Highlights                                                                    30

How To Reach Us                                                                 BACK COVER

JPMORGAN STRATEGIC INCOME FUND
  (formerly JPMorgan Global Strategic Income Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 20-28.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund mainly invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that J.P. Morgan Investment Management Inc. (JPMIM or the adviser) believes will produce income or generate return.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Under normal conditions, at least 25% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, provided, however, the Fund may invest in securities that are rated below investment grade or the unrated equivalent if such investments are deemed advantageous by the adviser given current market conditions.

The balance of the Fund's assets are not required to meet any minimum quality rating and may be invested without limit in securities that are rated below investment grade (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following six strategies/sectors allocations in managing the Fund.

- RATES/DURATION MANAGEMENT - includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect change in interest rates may have.

- CORPORATE CREDIT SECURITIES - includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in corporate credit securities.

- RELATIVE VALUE STRATEGIES - includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

- FOREIGN SECURITIES AND EMERGING MARKET DEBT SECURITIES - includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign securities and emerging market debt securities.

- NON-TRADITIONAL INCOME - includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

- CASH/SHORT DURATION - includes cash, money market instruments, and other short-term securities of high quality.

The Adviser uses both security selection and derivatives to adjust allocations to each of the above strategies/sectors. For each strategy/sector, dedicated teams handle securities selection

The Fund's investments will not necessarily be allocated among all six strategies/sectors at any given time and may at times be invested opportunistically in one or more strategies/sectors, consistent with the limitations identified above.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

The Fund may invest in high-quality, short-term money market instruments. The Fund may also invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, allocates the Fund's assets among six investment strategies using a value-oriented and opportunistic approach that considers the expected risk/return balance of each of the strategies. The lead portfolio managers will establish and monitor the strategy allocation for the Fund and make day-to-day decisions concerning strategies used by the Fund. Teams of portfolio managers and research analysts handle individual securities selection within each strategy. Taking a long-term approach, such teams look for individual investments that they believe will perform well over market cycles. Individual securities are selected after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

THE FUND'S MAIN INVESTMENT RISKS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and The Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest- paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may invest substantially all of its assets in junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

The value of the Fund's investments in equity securities will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio. The Fund may also invest in convertible securities. Convertible securities may include any debt securities or preferred stock which generally pay interest or dividends and may be converted into common stock or which carry the right to purchase common stock. The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common stock fluctuates.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends


The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class M Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class M Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. EFFECTIVE JUNE 16, 2006, THE FUND'S INVESTMENT OBJECTIVE AND STRATEGIES CHANGED. THE FUND'S PAST PERFORMANCE WOULD HAVE BEEN DIFFERENT IF THE FUND WAS MANAGED USING THE CURRENT OBJECTIVE AND STRATEGIES.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    2.31%
1999    2.08%
2000    7.55%
2001    2.60%
2002    5.14%
2003    8.40%
2004    6.22%

BEST QUARTER 4th quarter, 2002                3.76%

WORST QUARTER 3rd quarter, 2001              -2.01%

The Fund's year-to-date total return through 3/31/06 was 0.65%.

* The Fund's performance for the period through 12/31/05 is based on the performance of the Class A Shares of the Fund (which invests in the same portfolio of securities but are not offered in this prospectus). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 1/1/98 to 9/10/01. During these periods, the actual returns of Class M Shares would have been lower than shown because Class M Shares have higher expenses than the above referenced feeder and Class A Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)

                                                                   PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
-----------------------------------------------------------------------------------------------------------
CLASS M SHARES
Return Before Taxes                                                       0.87           4.62          4.92
Return After Taxes on Distributions                                      (0.59)          2.54          2.48
Return After Taxes on Distributions and Sale of Fund Shares               0.55           2.65          2.65

LEHMAN BROTHERS AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                      2.43           5.87          6.71

LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                        2.64           7.35          5.38

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund's performance for the period before Class M Shares were launched on 2/18/05 is based on the performance of the Class A Shares of the Fund (which invests in the same portfolio of securities but are not offered in this prospectus). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During these periods, the actual returns of Class M Shares would have been lower than shown because Class M Shares have higher expenses than the above referenced feeder and Class A Shares.

(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS M SHARES

The estimated expenses of Class M Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                CLASS M SHARES
----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,                                          3.00
SHOWN AS % OF THE OFFERING PRICE*

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                         NONE

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)

                                                                                CLASS M SHARES
----------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                           0.45
DISTRIBUTION (RULE 12b-1) FEES                                                            0.50
SHAREHOLDER SERVICE FEES                                                                  0.30
OTHER EXPENSES(1)                                                                         0.95
                                                                                --------------
TOTAL ANNUAL OPERATING EXPENSES                                                           2.20
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                (0.75)
                                                                                --------------
NET EXPENSES(2)                                                                           1.45

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class M Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.45% of their average daily net assets from 2/19/05 through 6/15/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class M Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06, and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Class M Shares and your actual costs may be higher or lower.

                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------
YOUR COST* ($)                                        443       898     1,378      2,701
(WITH OR WITHOUT REDEMPTION)

*  Assumes sales charge is deducted when shares are purchased.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers) of 0.04% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended August 31.

THE PORTFOLIO MANAGER

The lead portfolio managers primarily responsible for the day-to-day allocation decisions for the Fund are listed below. As part of that responsibility, the lead portfolio managers establish and monitor the strategy allocations for the Fund and make day-to-day decisions concerning strategies used by the Fund. Day-to-day decisions concerning security selection within each sector are made by a dedicated sector and research team who will support the strategies of the Fund within the parameters established by the lead portfolio managers.
The lead portfolio manager(s) for the sector teams are also listed below:

JPMORGAN STRATEGIC INCOME FUND. Michael J. Pecoraro, managing director, and Timothy N. Neumann, managing director, serve as the senior portfolio managers of the Strategic Income Fund. As senior portfolio managers, Mr. Pecoraro and Mr. Neumann are responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. Mr. Pecoraro is also a co-lead portfolio manager responsible for the rates/duration management and relative value strategies used by the Fund. An employee of JPMIM since 1992, Mr. Pecoraro is the Chief Investment Officer (CIO) for broad market strategies. As CIO, Mr. Pecoraro is responsible for investment management and performance of broad fixed income portfolios. Mr. Pecoraro supervises all aspects of portfolio construction including duration/yield curve positioning, sector allocation and security selection. Prior to being the CIO, Mr. Pecoraro was the head of all liquid market sectors (treasuries, mortgage-backed securities, agency debt, assets-backed securities, and commercial mortgage-backed securities). An employee of JPMIM since 1997, Mr. Neumann is the head of portfolio management group and lead portfolio manager for core plus strategies, working with the macro team and sector teams to deliver account-specific portfolio strategy. He is also the portfolio manager for Structured Product portfolios in the Fixed Income Group, where he seeks to develop capital market products that rely on JPMIM's core investment competencies.

Assets that have been allocated to a strategy or sector by Mr. Pecoraro and Mr. Neumann are managed by dedicated sector and research teams.

The lead portfolio managers who are primarily responsible for the day-to-day management and security selection for the various allocations are as follows:

Robert Cook, CFA, and Thomas Hauser, vice president and CFA, are the portfolio managers responsible for the corporate credit securities investment strategy. Mr. Cook is currently a managing director of JPMIM and leader of one of JPMIM's fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president with 40/86 Advisors beginning in 2001.

Jeff Grills, vice president and CFA, and Gunter Heiland, vice president, are the portfolio managers responsible for the foreign securities and emerging market debt securities strategies. An employee of JPMIM since 1993, Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. Prior to his current role, Mr. Grills spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Mr. Heiland is responsible for setting strategy and portfolio construction across emerging market debt strategies. He is also responsible for the trading of emerging markets and coordinating technology for the desk. Previously he was senior credit trader in the U.S. Fixed Income Trading Group. Before joining JPMIM in 1997, Mr. Heiland spent seven years at Salomon Brothers.

John Donohue, managing director, and Michael Pecoraro, managing director, are the lead portfolio managers responsible for the rates/duration management and relative value strategies. Mr. Donohue is also the lead portfolio manager responsible for the cash/short duration strategy. Mr. Donohue is the global head of the Short Duration Investment Strategy Team and the Chief Investment Officer of the Global Fixed Income Team. An employee since 1997, his team is responsible for the management of global money market, enhanced cash and select short duration portfolios. Biographical information concerning Mr. Pecoraro is set forth above.

The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Class M Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, uses reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Class M Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

Investment minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. You will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds ServIces
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-M)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-M)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation may come from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following table shows the sales charge for the Class M Shares of the Fund and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class M Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges or call 1-800-480-4111.

CLASS M SHARES

The public offering price of Class M Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND

                              SALES
                             CHARGE         SALES    COMMISSION
                               AS A        CHARGE          AS A
                           % OF THE          AS A          % OF
AMOUNT OF                  OFFERING     % OF YOUR      OFFERING
PURCHASES                     PRICE    INVESTMENT         PRICE
---------------------------------------------------------------
LESS THAN $1,000,000           3.00          3.09          2.70
$1,000,000OR MORE*             None          None          None

* There is no front-end sales charge for investments of $1 million or more in the Fund.

WAIVER OF THE CLASS M SALES CHARGE

No sales charge is imposed on Class M Shares of the Fund if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

To take advantage of any of these Class M sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class M Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of the Fund.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class M Shares of the Fund may be exchanged for Class M Shares of certain other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However, you will pay a sales charge if you bought Class M Shares of a Fund that charges a sales load that is lower than the sales load of the Fund into which you want to exchange, does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the difference in the sales charge, unless you qualify for a sales charge waiver.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class M Shares and the Fund or a Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is accepted, minus the amount of any applicable redemption fee.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

2. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. share-holder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity. The Fund's investments in certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The Fund's investments in ETFs, affiliated money market funds and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

In addition, the Fund's investments in certain foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Fund Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent twelve-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post its quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INCOME FUNDS

                                  /X/ Permitted

                                  / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                          STRATEGIC
                                                               RELATED TYPES OF RISK                       INCOME
-------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments      credit, interest rate, market,                /X/
from specific assets, such as auto or credit card              prepayment
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time      credit, currency, liquidity, political        /X/
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by           credit, currency, interest rate,              /X/
domestic and foreign banks or corporations. These securities   liquidity, market, political
are usually discounted and are rated by S&P, Moody's or
other nationally recognized statistical rating
organizations.

COMMON AND PREFERRED STOCK. Common stock usually has voting    market                                        /X/
rights and earns dividends. Preferred stock is a class of
stock that generally pays dividends at a specified rate and
has preference over common stock in the payment of dividends and liquidation, but does not carry voting rights.

CONVERTIBLE SECURITIES Domestic and foreign debt securities    credit, currency, interest rate,              /X/
that can be converted into equity securities at a future       liquidity, market, political, valuation
time and price.

CORPORATE BONDS Debt securities of domestic and foreign        credit, currency, interest rate,              /X/
industrial, utility, banking and other financial               liquidity, market, political, valuation
institutions.

FOREIGN SECURITIES Securities issued by foreign companies as   foreign investment, liquidity, market,        /X/
well as commercial paper of foreign issuers and obligations    political
of foreign banks, overseas branches of U.S. banks and
supranational entities. Includes American Depositary
Receipts, Global Depositary Receipts, American Despositary
Securities and European Depositary Receipts.

HIGH YIELD SECURITIES Debt securities rated below investment   credit, currency, interest rate,              /X/
grade also known as "junk bonds" and "non-investment grade     liquidity, market, political, portfolio
bonds." These securities generally are rated in the fifth or   quality, valuation
lower rating categories (for example, BB or lower by
Standard & Poor's Ratings Service and Ba or lower by Moody's
Investors Services, Inc.).

INFLATION-LINKED SECURITIES Fixed and floating rate debt       credit, currency, interest rate               /X/
securities, the principal or interest of which is adjusted
periodically to a specified rate of inflation.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which       credit, environmental, extension,             /X/
gives the lender a lien on property as security for the loan   interest rate, liquidity, market,
payment.                                                       natural event, political, prepayment,
                                                               valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities     credit, currency, extension, interest         /X/
(such as Federal Home Loan Banks, Freddie Macs, Fannie Maes)   rate, leverage, market, political,
which represent interests in pools of mortgages, whereby the   prepayment
principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign         currency, extension, interest rate,           /X/(1)
mortgage-backed securities with the promise to purchase        leverage, liquidity, market, political,
similar securities at a later date. Segregated liquid assets   prepayment
are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of    credit, currency, extension, interest         /X/
bank debt or similar securities or obligations.                rate, liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold    credit, interest rate, liquidity,             /X/
directly to an institutional investor.                         market, valuation

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities     credit, interest rate, liquidity,             /X/
of issuers that invest in real estate or are secured by real   market, natural event, prepayment,
estate.                                                        valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to     credit                                        /X/
purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund       credit, leverage                              /X/(1)
sells a security and agrees to repurchase it from the buyer
on a particular date and at a specific price. Considered a
form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL          credit, currency, foreign investment,         /X/
ORGANIZATIONS Dollar- or non-dollar-denominated securities     interest rate, market, political
issued by foreign governments or supranational
organizations. Brady bonds are issued in connection with
debt restructurings.

SWAPS Contractual agreement whereby a party agrees to          credit, currency, interest rate,              /X/
exchange periodic payments with a counterparty. Segregated     leverage, market, political, valuation
liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued   credit, interest rate, market, natural        /X/
as general obligation and revenue bonds, whose interest is     event, political
exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,   interest rate                                 /X/
notes and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES       credit, currency, interest rate,              /X/
Domestic and foreign securities offering non-cash or           liquidity, market, political, valuation
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and
involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

FOREIGN INVESTMENT RISK The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets; provided, however, that the Fund will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets.

JPMORGAN INCOME FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield and        - Bonds have generally outperformed        - Under normal circumstances the Fund
  total return will fluctuate in             money market investments over the long     plans to remain fully invested in
  response to bond market movements          term, with less risk than stocks           bonds and other fixed-income
                                                                                        securities and may invest uninvested
- The value of most bonds will fall when   - Most bonds will rise in value when         cash in affiliated money market funds
  interest rates rise; the longer a          interest rates fall
  bond's maturity and the lower its                                                   - Bond investments may include U.S. and
  credit quality, the more its value                                                    foreign corporate and government
  typically falls                                                                       bonds, mortgage-backed and
                                                                                        asset-backed securities, convertible
- Adverse market, economic, political or   - Mortgage-backed and asset-backed           securities, participation interests
  other conditions may from time to time     securities and direct mortgages can        and private placements
  cause the Fund to take temporary           offer attractive returns
  defensive positions that are                                                        - The Fund seeks to limit risk and
  inconsistent with its principal                                                       enhance total return or yields through
  investment strategies and may hinder                                                  careful management, sector allocation,
  the Fund from achieving its investment                                                individual securities selection and
  objective                                                                             duration management

- Mortgage-backed and asset-backed                                                    - During severe market downturns, the
  securities (securities representing an                                                Fund has the option of investing up to
  interest in, or secured by, a pool of                                                 100% of assets in high quality
  mortgages or other assets such as                                                     short-term instruments
  receivables) and direct mortgages
  could generate capital losses or                                                    - The adviser monitors interest rate
  periods of low yields if they are paid                                                trends, as well as geographic and
  off substantially earlier or later                                                    demographic information related to
  than anticipated                                                                      mortgage-backed securities and
                                                                                        mortgage prepayments

RISK AND REWARD ELEMENTS

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
CREDIT QUALITY

- The default of an issuer would leave     - Investment-grade bonds have a lower   - The Fund maintains its own policies
  the Fund with unpaid interest or           risk of default                         for balancing credit quality
  principal                                                                          against potential yields and gains
                                           - Junk bonds offer higher yields and      in light of its investment goals
- Junk bonds (those rated BB, Ba or          higher potential gains
  lower) have a higher risk of default,                                            - The adviser develops its own
  tend to be less liquid and may be more                                             ratings of unrated securities and
  difficult to value                                                                 makes a credit quality
                                                                                     determination for unrated
                                                                                     securities

FOREIGN INVESTMENTS

- The Fund could lose money because of     - Foreign bonds, which represent a      - Foreign bonds may be a primary
  foreign government actions, political      major portion of the world's fixed      investment for the Fund
  instability or lack of adequate and        income securities, offer attractive
  accurate information                       potential performance and             - To the extent that the Fund invests
                                             opportunities for diversification       in foreign bonds, it may manage the
- Currency exchange rate movements could                                             currency exposure of its foreign
  reduce gains or create losses            - Favorable exchange rate movements       investments relative to its
                                             could generate gains or reduce          benchmark, and may hedge a portion
- Currency and investment risks tend to      losses                                  of its foreign currency exposure
  be higher in emerging markets; these                                               into the U.S. dollar from time to
  markets also present higher liquidity    - Emerging markets can offer higher       time; these currency management
  and valuation risks                        returns                                 techniques may not be available for
                                                                                     certain emerging markets
                                                                                     investments; the Fund may also use
                                                                                     forward foreign currency contracts
                                                                                     for risk management purposes and/or
                                                                                     to increase income and gain by
                                                                                     establishing or adjusting exposure
                                                                                     to particular foreign securities,
                                                                                     markets or currencies (see also
                                                                                     "Derivatives")

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities before     - The Fund can take advantage of        - The Fund segregates liquid assets
  issue or for delayed delivery, it          attractive transaction                  to offset leverage risks
  could be exposed to leverage risk if       opportunities
  it does not segregate liquid assets

MANAGEMENT CHOICES
- The Fund could underperform its          - The Fund could outperform its         - The adviser focuses its active
  benchmark due to its sector,               benchmark due to these same choices     management on those areas where it
  securities or duration choices                                                     believes its commitment to research
                                                                                     can most enhance returns and manage
                                                                                     risks in a consistent way

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
DERIVATIVES*

- Derivatives such as futures, options,    - Hedges that correlate well with       - The Fund uses derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or      futures, options, swaps and forward
  contracts(1) that are used for hedging     eliminate losses at low cost            foreign currency contracts for
  the portfolio or specific securities                                               hedging and for risk management and
  may not fully offset the underlying      - The Fund could make money and           to increase income or gain (i.e.,
  positions and this could result in         protect against losses if               to adjust duration or yield curve
  losses to the Fund that would not have     management's analysis proves            exposure or to establish or adjust
  otherwise occurred                         correct                                 exposure to particular securities,
                                                                                     markets or currencies); Risk
- A Fund may have difficulty exiting a     - Derivatives that involve leverage       management may include management
  derivatives position                       could generate substantial gains at     of the Fund's exposure relative to
                                             low cost                                its benchmark
- Derivatives used for risk management
  may not have the intended effects and                                            - The Fund only establishes hedges
  may result in losses or missed                                                     that it expects will be highly
  opportunities                                                                      correlated with underlying
                                                                                     positions
- The counterparty to a derivatives
  contract could default                                                           - While the Fund may use derivatives
                                                                                     that incidentally involve leverage,
- Certain types of derivatives involve                                               it does not use them for the
  costs to the Fund which can reduce                                                 specific purpose of leveraging
  returns                                                                            their portfolios

- Derivatives that involve leverage
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses

* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
SECURITIES LENDING

- When the Fund lends a security, there    - The Fund may enhance income through   - The adviser maintains a list of
  is a risk that the loaned securities       the investment of the collateral        approved borrowers
  may not be returned if the borrower or     received from the borrower
  the lending agent defaults                                                       - The Fund receives collateral equal
                                                                                     to at least 100% of the current
- The collateral will be subject to the                                              value of securities loaned plus
  risks of the securities in which it is                                             accrued interest
  invested
                                                                                   - The lending agents indemnify the
                                                                                     Fund against borrower default

                                                                                   - The adviser's collateral investment
                                                                                     guidelines limit the quality and
                                                                                     duration of collateral investment
                                                                                     to minimize losses

                                                                                   - Upon recall, the borrower must
                                                                                     return the securities loaned within
                                                                                     the normal settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing   - These holdings may offer more         - The Fund may not invest more than
  these holdings precisely                   attractive yields or potential          15% of net assets in illiquid
                                             growth than comparable widely           holdings
- The Fund could be unable to sell these     traded securities
  holdings at the time or price desired                                            - To maintain adequate liquidity to
                                                                                     meet redemptions, the Fund may hold
                                                                                     high quality shortterm instruments
                                                                                     (including repurchase agreements)
                                                                                     and, for temporary or extraordinary
                                                                                     purposes, may borrow from banks up
                                                                                     to 33 1/3% of the value of its
                                                                                     total assets or draw on a line of
                                                                                     credit(1)

SHORT-TERM TRADING

- Increased trading would raise the        - The Fund could realize gains in a     - The Fund may use short-term trading
  Fund's transaction costs                   short period of time                    to take advantage of attractive or
                                                                                     unexpected opportunities or to meet
- Increased short-term capital gains       - The Fund could protect against          demands generated by shareholder
  distributions would raise                  losses if a bond is overvalued and      activity
  shareholders' income tax liability         its value later falls

(1) The Fund will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by the Fund to exceed 10% of the Fund's total assets.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
SHORT SELLING

- Short sales may not have the intended    - The Fund could make money and         - The Fund sets aside liquid assets
  effects and may result in losses           protect against losses if               in segregated or broker accounts to
                                             management's analysis proves            cover short positions and offset a
- The Fund may not be able to close out      correct                                 portion of the leverage risk
  a short position at a particular time
  or at an acceptable price                - Short selling may allow the Fund to   - The Fund makes short sales through
                                             generate positive returns in            brokers that the adviser has
- The Fund may not be able to borrow         declining markets                       determined to be highly
  certain securities to sell short,                                                  creditworthy
  resulting in missed opportunities

- Segregated accounts with respect to
  short sales may limit the Fund's
  investment flexibility

- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum
  losses and gains are limited to the
  price of the stock at the time of the
  short sale

- If the SEC staff changes its current
  policy of permitting brokers executing
  the Fund's short sales to hold
  proceeds of such short sales, the cost
  of such transactions would increase
  significantly

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
ETF's AND OTHER
INVESTMENT COMPANIES

- If the Fund invests in shares of         - Investing in ETFs helps to manage     - Absent an exemptive order of the
  another investment company,                smaller cash flows                      Securities and Exchange Commission
  shareholders would bear not only their                                             (the "SEC"), the Fund's investments
  proportionate share of the Fund's        - Investing in ETFs offers instant        in other investment companies,
  expenses, but also similar expenses of     exposure to an index or a broad         including ETFs, are subject to the
  the investment company                     range of markets, sectors,              percentage limitations of the
                                             geographic regions and industries       Investment Company Act of 1940
- The price movement of an ETF may not                                               ("1940 Act")(1)
  track the underlying index, market,
  sector, regions or industries and may                                            - A SEC exemptive order granted to
  result in a loss                                                                  various iShares funds (which are
                                                                                     ETFs) and their investment adviser
                                                                                     permits the Fund to invest beyond
                                                                                     the 1940 Act limits, subject to
                                                                                     certain terms and conditions,
                                                                                     including a finding of the Board of
                                                                                     Trustees that the advisory fees
                                                                                     charged by the adviser are for
                                                                                     services that are in addition to,
                                                                                     and not duplicative of, the
                                                                                     advisory services provided to those
                                                                                     ETFs

                                                                                   - A SEC exemptive order permits the
                                                                                     Fund to invest its univested cash,
                                                                                     up to 25% of its assets, in one or
                                                                                     more affiliated money market funds
                                                                                     if the adviser waives and/or
                                                                                     reimburses its advisory fee from
                                                                                     the Fund in an amount sufficient to
                                                                                     offset any doubling up of
                                                                                     investment advisory, shareholder
                                                                                     servicing and administrative fees

(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commisssioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the district court entered a final order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the certain current trustees and former trustees. On May 30, 2006, the district court entered an additional order ruling that the remaining claim against the certain current trustees and former trustees will be dismissed as well.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for information for the six months ended February 28, 2006) has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report along with the Fund's financial statements are included in the Fund's annual report for the fiscal year ended August 31, 2005. The Fund's financial statements for the semi-annual period (unaudited) ended February 28, 2006 are included in the Fund's semi-annual report. The annual report and semi-annual report are available upon request.

CLASS M

                                                           PER SHARE OPERATING PERFORMANCE:
                           -----------------------------------------------------------------------------------------
                                                INVESTMENT OPERATIONS:                        DISTRIBUTIONS:
                                      ------------------------------------------  ----------------------------------
                                                       NET REALIZED
                           NET ASSET         NET     AND UNREALIZED
                              VALUE,  INVESTMENT              GAINS   TOTAL FROM         NET        NET
                           BEGINNING      INCOME        (LOSSES) ON   INVESTMENT  INVESTMENT   REALIZED  TAX RETURN
                           OF PERIOD      (LOSS)        INVESTMENTS   OPERATIONS      INCOME      GAINS  OF CAPITAL
STRATEGIC INCOME FUND

Six months ended
February 28, 2006
(Unaudited)                $    9.23  $     0.21(e)  $        (0.05)  $     0.16  $    (0.24)    $   --     $    --
February 18, 2005(d) To
August 31, 2005                 9.26        0.20               0.07         0.27       (0.20)        --          --

(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Commencement of offering of class of shares.
(e)  Calculated based on average shares outstanding.


                                PER SHARE OPERATING PERFORMANCE:                        RATIOS/SUPPLEMENTAL DATA:
                         -------------------------------------------------   ------------------------------------------------
                         DISTRIBUTIONS:                                                     RATIOS TO AVERAGE NET ASSETS: (a)
                         --------------                                                     ---------------------------------
                                                                     TOTAL   NET ASSETS                                  NET
                                           NET ASSET                RETURN       END OF                           INVESTMENT
                                  TOTAL   VALUE, END             (EXCLUDES       PERIOD             NET               INCOME
                          DISTRIBUTIONS    OF PERIOD   SALES CHARGE)(b)(c)      (000'S)        EXPENSES               (LOSS)
STRATEGIC INCOME FUND

Six months ended
February 28, 2006
(Unaudited)               $       (0.24)  $     9.25                  1.71%  $    4,189            1.45%                4.47%
February 18, 2005(d) To
August 31, 2005                   (0.20)        9.33                  3.00        5,057            1.45                 4.09

                                                RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: (a)
                                   ---------------------------------
                                                    EXPENSES
                                             WITHOUT WAIVERS                 PORTFOLIO
                                              REIMBURSEMENTS                  TURNOVER
                                        AND EARNINGS CREDITS                  RATE (b)
STRATEGIC INCOME FUND

Six months ended
February 28, 2006
(Unaudited)                                             3.25%                      107%
February 18, 2005(d) To
August 31, 2005                                         2.20                       461

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-551-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. June 2006

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-SIM-606

PROSPECTUS JUNE 16, 2006


JPMORGAN INCOME FUNDS

CLASS A & CLASS C SHARES


JPMORGAN EMERGING MARKETS DEBT FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Emerging Markets Debt Fund                                   1

The Fund's Management and Administration                              7

How to Do Business with the Fund                                      9

    Purchasing Fund Shares                                            9

    Sales Charges                                                    13

    Rule 12b-1 Fees                                                  18

    Networking and Sub-Transfer Agency Fees                          18

    Exchanging Fund Shares                                           19

    Redeeming Fund Shares                                            20

Shareholder Information                                              24

    Distributions and Taxes                                          24

    Shareholder Statements and Reports                               25

    Availability of Proxy Voting Record                              25

    Portfolio Holdings Disclosure                                    25

Investments                                                          26

Risk and Reward Elements                                             28

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates                            33

Financial Highlights                                                 34

How To Reach Us                                              BACK COVER

JPMORGAN EMERGING MARKETS DEBT FUND
  (formerly the JPMorgan Fleming Emerging Markets Debt Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 26-32.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade and sometimes called junk bonds (or the unrated equivalent).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in high-quality, short-term money market instruments and repurchase agreements. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.

The Fund may engage in short sales.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, J.P. Morgan Investment Management Inc. (JPMIM), selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

The Fund may invest without limit in junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with junk bonds.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Furthermore, since securities in which the Fund invests combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other income funds. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes and to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

- are not prepared to accept a higher degree of risk than most traditional bond funds

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and the life of the Fund. It compares the Fund's performance to the Emerging Markets Bond Index Global, a broad-based securities market index, and the Lipper Emerging Markets Debt Funds Index, a broad-based index.

The Fund's past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    -15.93%
1999     25.97%
2000     15.23%
2001      4.77%
2002     11.44%
2003     29.53%
2004     14.22%
2005     14.83%

BEST QUARTER 4th quarter, 2002      14.22%

WORST QUARTER 3rd quarter, 1998    -21.73%

The Fund's year-to-date total return through 3/31/06 was 2.38%.

* As of the date of this prospectus, the Class A Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. The returns for Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Select Class Shares of the Fund are not offered in this prospectus. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed "Select Class."

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)

                                                              PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
---------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                 14.83          14.68          11.35
Return After Taxes on Distributions                                  8.81          10.03           6.67
Return After Taxes on Distributions and Sale of Fund Shares         11.84          10.17           6.91

EMERGING MARKETS BOND INDEX GLOBAL
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                10.74          12.26          10.67

LIPPER EMERGING MARKETS DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                  13.74          15.22          10.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* As of the date of this prospectus, the Class A and Class C Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. The returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. Select Class Shares of the Fund are not offered in this prospectus. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed "Select Class."

(1) The Fund commenced operations on 4/17/97. Performance for the benchmarks is from 4/30/97.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS C SHARES

The estimated expenses of the Class A and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                    CLASS A        CLASS C
---------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES
SHOWN AS % OF THE OFFERING PRICE*                                      4.50           NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**         5.00

REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                              2.00           2.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

** Except for purchases of $1 million or more. Please see "Sales Charges -
   Class A Shares."

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS C ASSETS)

MANAGEMENT FEES                                                        0.70           0.70
DISTRIBUTION (RULE 12b-1) FEES                                         0.25           0.75
SHAREHOLDER SERVICE FEES                                               0.25           0.25
OTHER EXPENSES(1)                                                      0.72           0.72
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        1.92           2.42
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (0.42)         (0.42)
---------------------------------------------------------------------------------------------
NET EXPENSES                                                           1.50           2.00

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class C Shares (excluding dividend expenses on securities sold short, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.50% and 2.00%, respectively, of their average daily net assets beginning June 16, 2006 through December 30, 2007. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR       3 YEARS        5 YEARS       10 YEARS
                              ------------------------------------------------------
CLASS A SHARES* ($)                596           987          1,403          2,560

CLASS C SHARES** ($)               303           714          1,253          2,724

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR       3 YEARS        5 YEARS       10 YEARS
                              ------------------------------------------------------
CLASS C SHARES ($)                 203           714          1,253          2,724

 * Assumes sales charge is deducted when shares are purchased.

** Assumes applicable deferred sales charge is deducted when shares are sold.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers) of 0.55% as a percentage of the average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended August 31.

THE PORTFOLIO MANAGERS

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Jeff Grills, vice president and CFA, and Gunter Heiland, vice president, are the portfolio managers for the Fund. Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. An employee since 1993, he spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Mr. Heiland is responsible for setting strategy and portfolio construction across emerging market debt strategies. He is also responsible for the trading of emerging markets and coordinating technology for the desk. Previously, he was senior credit trader in the U.S. Fixed Income Trading Group. Before joining JPMIM in 1997, Mr. Heiland spent seven years at Salomon Brothers.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund is provided in the Fund's Statement of Additional Information.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Fund's Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan

Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class C Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?

Class A and Class C shares may be purchased by the general public.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds.

Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?

This prospectus offers Class A and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS C SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher distribution fees than Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Read the prospectus carefully, and select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables in the section below show the sales charge for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

If you buy Class A Shares of the Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

TOTAL SALES CHARGE FOR THE FUND

                   SALES
                   CHARGE           SALES
                   AS A %          CHARGE      COMMISSION
                   OF THE          AS A %       AS A % OF
AMOUNT OF        OFFERING         OF YOUR        OFFERING
PURCHASES           PRICE      INVESTMENT          PRICE
----------------------------------------------------------
LESS
THAN $100,000        4.50            4.71            4.05

$100,000-
$249,999             3.50            3.63            3.05

$250,000-
$499,999             2.50            2.56            2.05

$500,000-
$999,999             2.00            2.04            1.60

$1,000,000
OR MORE*             NONE            NONE              **

* There is no front-end sales charge for investments of $1 million or more in the Fund.

** If you purchase $1 million or more of Class A Shares of the Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares of the Fund between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Effective September 15, 2006, such charges apply to exchanges into money market funds. Also effective September 15, 2006, if you exchange your Class A Shares of the Fund for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to the Fund from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGES

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1. Your account(s);

2. Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5. Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

-   JPMorgan Funds.

-   JPMorgan Chase and its subsidiaries and affiliates.

    Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds' other share classes.

4.  Bought by employees of:

-   Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

- Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).

-   Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

- Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

- Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

- Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

-   Tuition programs that qualify under Section 529 of the Internal Revenue
    Code.

- A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

- A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

- Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.  Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11. Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

                        CDSC AS A % OF
YEARS                    DOLLAR AMOUNT
SINCE PURCHASE       SUBJECT TO CHARGE
----------------------------------------
0-1                               1.00

After first year                  NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

HOW THE CLASS C CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares. For Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS C CDSC

No sales charge is imposed on redemptions of Class C Shares of the Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES

No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2. Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of the Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange except as specified in "Sales Charges -- Class A Shares" and below.

If you exchange Class C Shares of a Fund for Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class A or Class C Shares and the Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?

If you sell your shares of the JPMorgan Emerging Markets Debt Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fee is paid to the JPMorgan Emerging Markets Debt Fund and is designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.


See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund's shares.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity. The Fund's investments in certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy their distribution requirements and to eliminate tax at the Fund level.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

In addition, the Fund's investments in certain foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528 Boston MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                /X/ Permitted
                                / / Not permitted

                                                                                          EMERGING
                                                      RELATED TYPES OF RISK             MARKETS DEBT
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of      credit, interest rate, market,         /X/
payments from specific assets, such as auto or        prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of           credit, currency, liquidity,           /X/
deposit, time deposits and bankers' acceptances of    political
domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued     credit, currency, interest             /X/
by domestic and foreign banks or corporations.        rate, liquidity, market,
These securities are usually discounted and are       political
rated by S&P, Moody's or other nationally
recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt      credit, currency, interest             /X/
securities that can be converted into equity          rate, liquidity, market,
securities at a future time and price.                political, valuation

CORPORATE BONDS Debt securities of domestic and       credit, currency, interest             /X/
foreign industrial, utility, banking and other        rate, liquidity, market,
financial institutions.                               political, valuation

FOREIGN SECURITIES Securities issued by foreign       foreign investment, liquidity,         /X/
companies as well as commercial paper of foreign      market, political
issuers and obligations of foreign banks, overseas
branches of U.S. banks and supranational entities.
Includes American Depositary Receipts, Global
Depositary Receipts, American Despositary
Securities and European Depositary Receipts.

HIGH YIELD SECURITIES Debt securities rated below     credit, currency, interest             /X/
investment grade also known as "junk bonds" and       rate, liquidity, market,
"non-investment grade bonds." These securities        political, portfolio quality,
generally are rated in the fifth or lower rating      valuation
categories (for example, BB or lower by Standard &
Poor's Ratings Service and Ba or lower by Moody's
Investors Services, Inc.).

INFLATION-LINKED SECURITIES Fixed and floating        credit, currency, interest             /X/
rate debt securities, the principal or interest of    rate
which is adjusted periodically to a specified rate
of inflation.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument    credit, environmental,                 /X/
which gives the lender a lien on property as          extension, interest rate,
security for the loan payment.                        liquidity, market, natural
                                                      event, political, prepayment,
                                                      valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign       credit, currency, extension,           /X/
securities (such as Federal Home Loan Banks,          interest rate, leverage,
Freddie Macs, Fannie Maes) which represent            market, political, prepayment
interests in pools of mortgages, whereby the
principal and interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and        currency, extension, interest          /X/(1)
foreign mortgage-backed securities with the           rate, leverage, liquidity,
promise to purchase similar securities at a later     market, political, prepayment
date. Segregated liquid assets are used to offset
leverage risk.

PARTICIPATION INTERESTS Interests that represent a    credit, currency, extension,           /X/
share of bank debt or similar securities or           interest rate, liquidity,
obligations.                                          political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that    credit, interest rate,                 /X/
are sold directly to an institutional investor.       liquidity, market, valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS       credit, interest rate,                 /X/
Securities of issuers that invest in real estate      liquidity, market, natural
or are secured by real estate.                        event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund      credit                                 /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby       credit, leverage                       /X/(1)
the Fund sells a security and agrees to
repurchase it from the buyer on a particular date
and at a specific price. Considered a form of
borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF               credit, currency, foreign              /X/
SUPRANATIONAL ORGANIZATIONS Dollar- or                investment, interest rate,
non-dollar-denominated securities issued by           market, political
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees    credit, currency, interest             /X/
to exchange periodic payments with a counterparty.    rate, leverage, market,
Segregated liquid assets are used to offset           political, valuation
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,           credit, interest rate, market,         /X/
generally issued as general obligation and revenue    natural event, political
bonds, whose interest is exempt from federal
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments           interest rate                          /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT         credit, currency, interest             /X/
SECURITIES Domestic and foreign securities            rate, liquidity, market,
offering non-cash or delayed-cash payment. Their      political, valuation
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

FOREIGN INVESTMENT RISK The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield, and      - Bonds have generally outperformed         - Under normal circumstances, the Fund
  total return will fluctuate in            money market investments over the long      plans to remain fully invested in
  response to bond market movements         term, with less risk than stocks            bonds and other fixed income
                                                                                        securities and may invest uninvested
- The value of most bonds will fall when  - Most bonds will rise in value when          cash in affiliated money market funds
  interest rates rise; the longer a         interest rates fall
  bond's maturity and the lower its                                                   - Debt investments for the Fund may
  credit quality, the more its value      - Mortgage-backed and asset-backed            include U.S. and foreign corporate and
  typically falls                           securities and direct mortgages can         government bonds, convertible
                                            offer attractive returns                    securities, participation interests
- Adverse market, economic, political or                                                and private placements
  other conditions may from time to time
  cause a Fund to take temporary                                                      - The Fund seeks to limit risk and
  defensive positions that are                                                          enhance total return or yields through
  inconsistent with its principal                                                       careful management, sector allocation,
  investment strategies and may hinder                                                  individual securities selection and
  the Fund from achieving its investment                                                duration management
  objective
                                                                                      - During severe market downturns, the
- Mortgage-backed and assetbacked                                                       Fund has the option of investing up to
  securities (securities representing an                                                100% of assets in high quality
  interest in, or secured by, a pool of                                                 short-term instruments
  mortgages or other assets such as
  receivables) and direct mortgages                                                   - The adviser monitors interest rate
  could generate capital losses or                                                      trends, as well as geographic and
  periods of low yields if they are paid                                                demographic information related to
  off substantially earlier or later                                                    mortgage-backed securities and
  than anticipated                                                                      mortgage prepayments

CREDIT QUALITY

- The default of an issuer would leave    - Investment-grade bonds have a lower       - The Fund maintains its own policies
  the Fund with unpaid interest or          risk of default                             for balancing credit quality against
  principal                                                                             potential yields and gains in light of
                                          - Junk bonds offer higher yields and          its investment goals
- Junk bonds (those rated BB, Ba or         higher potential gains
  lower) have a higher risk of default,                                               - The adviser develops its own ratings
  tend to be less liquid, and may be                                                    of unrated securities and makes a
  more difficult to value                                                               credit quality determination for
                                                                                        unrated securities

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
FOREIGN INVESTMENTS

- The Fund could lose money because of    - Foreign bonds, which represent a major    - Foreign bonds are the primary
  foreign government actions, political     portion of the world's fixed income         investment for the Fund
  instability, or lack of adequate and      securities, offer attractive potential
  accurate information                      performance and opportunities for         - To the extent that the Fund invests in
                                            diversification                             foreign bonds, it may manage the
- Currency exchange rate movements could                                                currency exposure of its foreign
  reduce gains or create losses           - Favorable exchange rate movements           investments relative to its benchmark,
                                            could generate gains or reduce losses       and may hedge a portion of its foreign
- Currency and investment risks tend to                                                 currency exposure into the U.S. dollar
  be higher in emerging markets; these    - Emerging markets can offer higher           from time to time; These currency
  markets also present higher liquidity     returns                                     management techniques may not be
  and valuation risks                                                                   available for certain emerging markets
                                                                                        investments; The Fund may also use
                                                                                        forward foreign currency contracts for
                                                                                        risk management purposes and/or to
                                                                                        increase income and gain by
                                                                                        establishing or adjusting exposure to
                                                                                        particular foreign securities, markets
                                                                                        or currencies (see also "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When the Fund buys securities before    - The Fund can take advantage of            - The Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities        offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its         - The Fund could outperform its             - The adviser focuses its active
  benchmark due to its sector,              benchmark due to these same choices         management on those areas where it
  securities or duration choices                                                        believes its commitment to research
                                                                                        can most enhance returns and manage
                                                                                        risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
DERIVATIVES*

- Derivatives such as futures, options,   - Hedges that correlate well with           - The Fund uses derivatives, such as
  swaps and forward foreign currency        underlying positions can reduce or          futures, options, swaps and forward
  contracts(1) that are used for hedging    eliminate losses at low cost                foreign currency contracts for hedging
  the portfolio or specific securities                                                  and for risk management and to
  may not fully offset the underlying     - The Fund could make money and protect       increase income or gain (i.e., to
  positions and this could result in        against losses if management's              adjust duration or yield curve
  losses to the Fund that would not have    analysis proves correct                     exposure, or to establish or adjust
  otherwise occurred                                                                    exposure to particular securities,
                                          - Derivatives that involve leverage           markets, or currencies); Risk
- The Fund may have difficulty exiting a    could generate substantial gains at         management may include management of
  derivative position                       low cost                                    the Fund's exposure relative to its
                                                                                        benchmark.
- Derivatives used for risk management
  may not have the intended effects and                                               - The Fund only establishes hedges it
  may result in losses or missed                                                        expects will be highly correlated with
  opportunities                                                                         underlying positions

- The counterparty to a derivatives                                                   - While the Fund may use derivatives
  contract could default                                                                that incidentally involve leverage, it
                                                                                        does not use them for the specific
- Certain types of derivatives involve                                                  purpose of leveraging its portfolios
  costs to the Fund which can reduce
  returns

- Derivatives that involve leverage
  could magnify losses

- Derivatives used for nonhedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses

* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
SECURITIES LENDING

- When the Fund lends a security, there   - The Fund may enhance income through       - The adviser maintains a list of
  is a risk that the loaned securities      the investment of the collateral            approved borrowers
  may not be returned if the borrower or    received from the borrower
  the lending agent defaults                                                          - The Fund receives collateral equal to
                                                                                        at least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned plus accrued
  risks of the securities in which it is                                                interest
  invested
                                                                                      - The lending agents indemnify the Fund
                                                                                        against borrower default

                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing  - These holdings may offer more             - No Fund may invest more than 15% of
  these holdings precisely                  attractive yields or potential growth       net assets in illiquid holdings
                                            than comparable widely traded
- The Fund could be unable to sell these    securities                                - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                 redemptions, the Fund may hold high
                                                                                        quality short-term instruments
                                                                                        (including repurchase agreements for
                                                                                        all the Funds) and, for temporary or
                                                                                        extraordinary purposes, may borrow
                                                                                        from banks up to 33 1/3% of the value
                                                                                        of its total assets or draw on a line
                                                                                        of credit

SHORT-TERM TRADING

- Increased trading would raise the       - The Fund could realize gains in a         - The Fund may use short-term trading to
  Fund's transaction costs                  short period of time                        take advantage of attractive or
                                                                                        unexpected opportunities or to meet
- Increased short-term capital gains      - The Fund could protect against losses       demands generated by shareholder
  distributions would raise                 if a bond is overvalued and its value       activity
  shareholders' income tax liability        later falls

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
SHORT SELLING

- Short sales may not have the intended   - The Fund could make money and protect     - The Fund sets aside liquid assets in
  effects and may result in losses          against losses if management's              segregated or broker accounts to cover
                                            analysis proves correct                     short positions and offset a portion
- The Fund may not be able to close out                                                 of the leverage risk
  a short position at a particular time   - Short selling may allow the Fund to
  or at an acceptable price                 generate positive returns in declining    - The Fund makes short sales through
                                            markets                                     brokers that the adviser has
- The Fund may not be able to borrow                                                    determined to be highly creditworthy
  certain securities to sell short,
  resulting in missed opportunities

- Segregated accounts with respect to
  short sales may limit the Fund's
  investment flexibility

- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum
  losses and gains are limited to the
  price of the stock at the time of the
  short sale

- If the SEC staff changes its current
  policy of permitting brokers executing
  the Fund's short sales to hold
  proceeds of such short sales, the cost
  of such transactions would increase
  significantly and the Fund may be
  required to cease operations or change
  its investment objective

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period, commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the district court entered a final order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the certain current trustees and former trustees. On May 30, 2006, the district court entered an additional order ruling that the remaining claim against the certain current trustees and former trustees will be dismissed as well.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund's performance for a Fund's period of operations. Because the Class A and C Shares of the Fund had not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary Please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-551-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. June 2006

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PR-EMDAC-606